As filed with the Securities and Exchange Commission April 27, 2018

File Nos. 033-01212 and 811-04450

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No._____

Post-Effective Amendment No. 54	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 55	[X]

FRANKLIN TEMPLETON GLOBAL TRUST
(Exact Name of Registrant as Specified in Charter)

300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923
(Address of Principal Executive Offices) (Zip Code)

(954)527-7500
(Registrant's Telephone Number, Including Area Code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2018 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2)of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Amendment is also being filed to revise the Fund’s fundamental investment restrictions regarding commodities, as approved by shareholders of the Fund at a meeting held on October 30, 2017 or an adjournment thereof, in reliance on the relief granted by the SEC Staff to the Franklin Templeton funds pursuant to Rule 485(b)(1)(vii) on April 13, 2018.  The request for such relief was filed with the SEC on April 17, 2018 (Accession No. 0000805664-18-000036).

Prospectus
Templeton Global Currency Fund Franklin Templeton Global Trust May 1, 2018

Class A	Class R6	Advisor Class
ICPHX	FGCQX	ICHHX

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

412 P 05/18

Contents

Fund Summary Information about the Fund you should know before investing

Investment Goal
Fees and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Principal Risks
Performance
Investment Manager
Portfolio Managers
Purchase and Sale of Fund Shares
Taxes
Payments to Broker-Dealers and Other Financial Intermediaries

Fund Details More information on investment policies, practices and risks/financial highlights
Investment Goal Principal Investment Policies and Practices Principal Risks Management Distributions and Taxes Financial Highlights

Your Account Information about sales charges, qualified investors, account transactions and services
Choosing a Share Class Buying Shares Investor Services Selling Shares Exchanging Shares Account Policies Questions

For More Information Where to learn more about the Fund
Back Cover

Fund Summary

Investment Goal

To seek total return through investments that create exposure to global currencies.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 37 in the Fund's Prospectus and under “Buying and Selling Shares” on page 59 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – "Intermediary Sales Charge Discounts and Waivers" to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class R6[1]	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[2]	None	None

1. The Fund began offering Class R6 shares on August 1, 2017.

2. There is a 0.75% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class R6	Advisor Class
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	None	None
Other expenses1, [2]	0.59%	0.67%	0.59%
Acquired fund fees and expenses[3]	0.17%	0.17%	0.17%
Total annual Fund operating expenses[3]	1.66%	1.49%	1.41%
Fee waiver and/or expense reimbursement[4]	-0.34%	-0.60%	-0.34%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement3, [4]	1.32%	0.89%	1.07%

1. The Fund began offering Class R6 shares on August 1, 2017. Other expenses for Class R6 are based on estimated amounts for the current fiscal year.

2. Other expenses have been restated to reflect current fiscal year fees and expenses. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

4. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 0.90% until April 30, 2019. In addition, the transfer agent has contractually agreed to waive or limit its transfer agency fees for Class R6 of the Fund so that transfer agency fees for the Class do not exceed 0.00% until April 30, 2019. In addition, the investment manager has contractually agreed in advance to reduce its fees as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 356	$ 704	$ 1,076	$ 2,118
Class R6	$ 91	$ 412	$ 756	$ 1,728
Advisor Class	$ 109	$ 413	$ 739	$ 1,661

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. Effective December 31, 2017 the Fund's fiscal year end was changed to December 31. As a result, the Fund experienced a shortened fiscal year covering the transitional period between the Fund's previous fiscal year end, October 31, 2017 and December 31, 2017. During this most recent fiscal period, the Fund's portfolio turnover rate was 0.00% of the average value of its portfolio.

The portfolio turnover rate shown above does not include purchases and sales of securities or other instruments whose maturities or expiration dates at the time of purchase were one year or less. If these were included, the portfolio turnover rate would be higher.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities and investments that create exposure to currencies of any country, including debt obligations of any maturity, money market instruments, cash deposits and derivative instruments.

Under normal market conditions, the Fund invests its assets in instruments that create exposure to currencies of at least three different countries (including the United States). The Fund may invest without limitation across developed, emerging and frontier market currencies and invests at least 40% of its net assets in securities and other investments that create exposure to foreign currencies. Although the investment manager searches for investments across a large number of countries, from time to time, based on economic conditions, the Fund may have significant positions in investments that create exposure to currencies of particular countries.

The Fund invests in debt securities issued by governments, government-related entities and government agencies located around the world. The Fund may invest in debt securities of any maturity or credit rating, including those rated below investment grade or in unrated debt securities considered to be of comparable quality by the investment manager (often referred to as “junk” securities). In addition, the Fund may invest in U.S. dollar-denominated securities (which may include shares of an affiliated money market fund).

The Fund is a non-diversified fund and therefore may invest a greater portion of its assets in the securities of one or more issuers than a diversified fund.

For purposes of pursuing its investment goal, the Fund regularly uses various currency related derivative instruments, principally currency and cross currency forward contracts, but it may also use currency and currency index futures contracts. The Fund generally maintains significant positions in currency related derivative instruments to implement its currency investment strategy, which exposes a large amount of the Fund’s assets to obligations under these instruments. The results of these transactions may represent a large component of the Fund’s investment returns. The Fund may also enter into various other derivatives, from time to time, including interest rate and bond futures contracts and swap agreements (which may include credit default swaps and interest rate swaps). The Fund may use derivative instruments for hedging purposes, to enhance returns, or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Currency   There is no guarantee that the Fund’s currency investment strategy will be successful. Currency rates may fluctuate significantly over short or extended periods of time (i.e., may be extremely volatile), which could result in losses to the Fund if currencies do not perform as the investment manager expects. Changes in foreign currency exchange rates affect the value of the investments that the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that country’s currency loses value because that currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a particular foreign currency, investments denominated in that foreign currency increase in value. In general, currency exchange rates can be unpredictably affected by various factors, including political developments and governmental, supranational entity or central bank action or inaction. The Fund may also be positively or negatively affected by governmental strategies and policies intended to make the currencies in which the Fund invests stronger or weaker. In addition, currency markets generally are not as regulated as securities markets, which could expose the Fund to additional risks. Some currency transactions may involve a higher level of risk than other investments relative to the amount invested and the impact of any gain or loss may be magnified. The risks of currency transactions and exposures also may be heightened with respect to developing or emerging market currencies.

Foreign Securities (non-U.S.)   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Market Countries   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities and currency markets, including: delays in settling portfolio transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Frontier Market Countries   Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Regional Focus   Because the Fund may invest at least a significant portion of its assets in companies in or currencies from a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

Sovereign Debt Securities   Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Income   The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

High-Yield Debt Securities   Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Liquidity   From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be volatile.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. The successful use of derivatives will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Non-Diversification   Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Unrated Debt Securities   Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, fixed rate securities with longer maturities or durations are more sensitive to interest rate changes.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q3'10	11.81%
Worst Quarter:	Q3'11	-6.82%
As of March 31, 2018, the Fund's year-to-date return was 0.80%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2017

	1 Year	5 Years	10 Years
Templeton Global Currency Fund - Class A
Return Before Taxes	-1.78%	-4.34%	-0.74%
Return After Taxes on Distributions	-3.71%	-4.72%	-1.40%
Return After Taxes on Distributions and Sale of Fund Shares	-0.99%	-3.40%	-0.76%
Templeton Global Currency Fund - Advisor Class	0.78%	-3.64%	-0.23%
JP Morgan 3-Month Global Cash Index (index reflects no deduction for fees, expenses or taxes)	10.24%	-2.58%	-0.54%

Performance information for Class R6 shares is not shown because this class did not have a full calendar year of operations as of the date of this prospectus.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Michael Hasenstab, Ph.D.   Executive Vice President of Advisers and portfolio manager of the Fund since 2001.

Sonal Desai, Ph.D.   Senior Vice President of Advisers and portfolio manager of the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. For Class A, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund's distributions are generally taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fund Details

Investment Goal

The Fund’s investment goal is to seek total return through investments that create exposure to global currencies. The Fund’s investment goal is non-fundamental and therefore may be changed by the Fund’s board of trustees without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s investment goal.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in securities and investments that create exposure to currencies of any country, including debt obligations of any maturity, money market instruments, cash deposits and derivative instruments. Shareholders will be given at least 60 days’ advance notice of any change to this 80% investment policy. To the extent that the Fund achieves exposure to global currencies by investing in currency forward contracts and currency futures contracts, such exposure will be counted for purposes of this 80% investment policy.

Under normal market conditions, the Fund invests its assets in instruments that create exposure to currencies of at least three different countries (including the United States). The Fund may invest without limitation across developed, emerging and frontier market currencies and invests at least 40% of its net assets in securities and other investments that create exposure to foreign currencies. Although the investment manager searches for investments across a large number of countries, from time to time, based on economic conditions, the Fund may have significant positions in investments that create exposure to currencies of particular countries. The Fund considers emerging market countries (of which frontier market countries is a sub-set) to be those considered to be developing or emerging by the International Monetary Fund, the World Bank, the United Nations or such countries’ authorities. Emerging market countries are typically located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America and Africa.

The Fund is a non-diversified fund and therefore may invest a greater portion of its assets in the securities of one or more issuers than a diversified fund.

The Fund invests in debt securities issued by governments, government-related entities and government agencies located around the world. The Fund may also invest in debt securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest.

The Fund may invest in debt securities of any maturity or credit rating, including those rated below investment grade or in unrated securities considered to be of comparable quality by the investment manager (often referred to as “junk” securities). Securities rated BB or lower by S&P® or Ba or lower by Moody’s or are unrated but determined to be of comparable quality by the investment manager are considered to be below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer’s creditworthiness. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the investment manager’s internal analysis. Such debt securities may have a fixed, variable or floating rate of interest or may be zero coupon debt securities. Zero coupon debt securities make no periodic interest payments until maturities or a specified future date, and typically are issued and traded at a discount to their face value.

The Fund may also invest in U.S. dollar-denominated securities (which may include shares of an affiliated money market fund), including obligations of the U.S. Government or its agencies or instrumentalities. Money market instruments include those issued by foreign and domestic governments, financial institutions, corporations and other entities to borrow money.

For purposes of pursuing its investment goal, the Fund regularly uses various currency related derivative instruments, principally currency and cross currency forward contracts, but it may also use currency and currency index futures contracts. The Fund generally maintains significant positions in currency related derivative instruments to implement its currency investment strategy, which exposes a large amount of the Fund’s assets to obligations under these instruments. The results of these transactions may represent a large component of the Fund’s investment returns. The Fund may also enter into various other derivatives, from time to time, including interest rate and bond futures contracts and swap agreements (which may include credit default swaps and interest rate swaps). The Fund may use such derivative instruments for hedging purposes, to enhance returns, or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.

By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. Conversely, if the value of the foreign currency is less than the current amount of U.S. dollars to be paid by the Fund under the contract the Fund will recognize a loss. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates. For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Fund is purchasing the obligation of its counterparty to offset losses the Fund could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is the par amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event. The Fund may be a buyer or seller of credit default swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, LIBOR versus commercial paper) or on different terms of the same benchmark (for example, one month LIBOR versus three month LIBOR).

The investment manager considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy.

When choosing investments for the Fund, the investment manager allocates the Fund’s assets based upon its assessment of changing market, political and economic conditions. It considers various factors, including evaluation of interest rates, currency exchange rate changes and credit risks.

The investment manager may consider selling an investment for various reasons, including, but not limited to, its belief that the investment has become fully valued due to either its price appreciation or other changes in the investment, another investment is a more attractive investment opportunity, or it is appropriate for overall portfolio construction.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund's books in connection with its derivatives strategies. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

The value of Fund shares will fluctuate. The Fund is not a substitute for a money market fund.

Currency

There is no guarantee that the Fund’s currency investment strategy will be successful. Currency rates may fluctuate significantly over short or extended periods of time (i.e., may be extremely volatile), which could result in losses to the Fund if currencies do not perform as the investment manager expects. Changes in foreign currency exchange rates affect the value of what the Fund owns and the Fund’s share price. In general, the Fund’s net asset value will go up when the value of currencies to which the Fund has long (or positive) exposure appreciates and when currencies to which the Fund has short (or negative) exposure decline. Conversely, the Fund’s net asset value will go down when the currencies to which the Fund has long exposure depreciate or when currencies to which the Fund has short exposure appreciate in value. A country with higher interest rates often attracts foreign capital, which tends to cause its currency exchange rate to rise. The impact of higher interest rates may be mitigated, however, by the effect of other factors such as high inflation in the country. The opposite relationship exists for decreasing interest rates - that is, lower interest rates tend to decrease exchange rates. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency exchange rates can be unpredictably affected by various factors, including political developments and governmental, supranational entity or central bank action or inaction. The Fund also may be positively or negatively affected by governmental strategies or policies intended to make the currencies in which the Fund invests stronger or weaker. For example, devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custody and other operational risks, all of which could expose the Fund to additional risks. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund’s portfolio denominated in that currency.

Some currency transactions may involve a higher level of risk than other investments relative to the amount invested and the impact of any gain or loss may be magnified. The risks of currency transactions and exposures also may be heightened with respect to developing or emerging market currencies. Exposure to foreign currencies achieved through the use of derivative instruments will subject the Fund to the risks associated with those instruments, including counterparty risk and economic leverage, described herein.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Political and economic developments.   The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices.   Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets.   Certain foreign money market instruments may be less liquid (harder to sell) and their prices more volatile than many U.S. money market instruments. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Emerging market countries.   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  greater sensitivity to interest rate changes (for example, a higher interest rate environment can make it more difficult for emerging market governments to service their existing debt);
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Frontier market countries.   Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Regional.   Adverse conditions in a certain region or country can adversely affect investments in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Sovereign debt securities.   Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting principal or interest payments on sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (“high-yield debt instruments” or “junk bonds”) involve greater risk of a complete loss of the Fund’s investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high-yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to over-the-counter instruments, swap agreements and currency forward contracts) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the over-the-counter markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Non-Diversification

The Fund is a "non-diversified" fund. It generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified fund might be, which may result in greater fluctuation in the value of the Fund's shares and a greater risk of loss.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' values. The Fund may incur substantial losses, either realized or unrealized, on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Zero Coupon Securities

Because investors in zero coupon debt securities receive no cash prior to the maturity or cash payment date, an investment in such debt securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are also more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies. For accounting and federal tax purposes, holders of zero coupon debt securities are deemed to receive interest income over the life of the securities even though such securities do not pay out cash to their holders before maturity or the cash payment date. That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Unrated Debt Securities

Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly move out of fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a fixed rate security, especially those with longer maturities or durations. Fixed rate securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities or other investments may decline in value due to factors affecting individual issuers, markets generally or sectors within the markets. The value of a security or other investment may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. The value may also go up or down due to factors that affect an individual issuer or a particular sector. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

More detailed information about the Fund and its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage, as of March 31, 2018, over $737 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by dedicated professionals focused on securities and investments that create exposure to global currencies. The portfolio managers of the Fund are as follows:

Michael Hasenstab, Ph.D.   Executive Vice President of Advisers

Dr. Hasenstab has been a portfolio manager of the Fund since 2001. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

Sonal Desai, Ph.D.   Senior Vice President of Advisers

Dr. Desai has been a portfolio manager of the Fund since 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 2009.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets.

For the fiscal year ended December 31, 2017, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. In addition, Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses) for each class of the Fund do not exceed 0.90% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until April 30, 2019. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for the class do not exceed 0.00% until April 30, 2019.The management fees before and after such waivers for the fiscal year ended December 31, 2017, are 0.65% and 0.00%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the prior fiscal year ended October 31, 2017 and will be available in the semiannual report for the the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund's Board of Trustees, the investment manager will allocate and, when appropriate, reallocate the Fund's assets among sub-advisors' and monitor and evaluate the sub-advisors' performance.

Distributions and Taxes

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value (NAV) unless you elect to receive them in cash.

Annual statements.   After the close of each calendar year, you will receive tax information from the Fund with respect to the federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year. If the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares sold or exchanged after you receive your tax information, the Fund will send you revised tax information. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December. Additional tax information about the Fund’s distributions is available at franklintempleton.com.

Avoid "buying a dividend."   At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Tax Considerations

If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income.   Income dividends are generally subject to tax at ordinary rates. Income dividends reported by the Fund to shareholders as qualified dividend income may be subject to tax by individuals at reduced long-term capital gains tax rates provided certain holding period requirements are met. Because the Fund invests primarily in debt securities, it is expected that either none or only a small portion of the Fund’s income dividends may be qualified dividends. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Returns of capital.   If the Fund's distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Capital gains.   Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For single individuals with taxable income not in excess of $38,600 in 2018 ($77,200 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $425,800 or $479,000, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $425,800 and married individuals filing jointly with taxable income in excess of $479,000. An additional 3.8% Medicare tax may also be imposed as discussed below.

Sales of Fund shares.   When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally recognize a taxable capital gain or loss. If you have owned your Fund shares for more than one year, any net long-term capital gains may qualify for the reduced rates of taxation on long-term capital gains. An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction.

Cost basis reporting.   If you acquire shares in the Fund on or after January 1, 2012, generally referred to as “covered shares," and sell or exchange them after that date, the Fund is generally required to report cost basis information to you and the IRS annually. The Fund will compute the cost basis of your covered shares using the average cost method, the Fund’s “default method,” unless you contact the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns. Additional information about cost basis reporting is available at franklintempleton.com/costbasis.

Medicare tax.   An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional Medicare tax is reported on, and paid with, your federal income tax return.

Backup withholding.   A shareholder may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. State backup withholding may also apply.

State and local taxes.   Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes.

Non-U.S. investors.   Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are generally provided for capital gains realized on the sale of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements.   Payments to a shareholder that is either a foreign financial institution or a non-financial foreign entity within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on income dividends, and, after December 31, 2018, certain capital gain distributions, return-of-capital distributions and the gross proceeds from the redemption or exchange of Fund shares. The FATCA withholding tax generally can be avoided by such foreign entity if it provides the Fund, and in some cases, the IRS, information concerning the ownership of certain foreign financial accounts or other appropriate certifications or documentation concerning its status under FATCA. The Fund may be required to report certain shareholder account information to the IRS, non-U.S. taxing authorities or other parties to comply with FATCA.

Other tax information.   This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

Effective December 31, 2017, as approved by the board of trustees at a meeting held on May 23, 2017, the Fund’s fiscal year end was changed to December 31. As a result, the Fund experienced a shortened fiscal year covering the transitional period between the Fund’s previous fiscal year end, October 31, 2017, and December 31, 2017.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Class A		Year Ended October 31,
	Year Ended December 31, 2017[a]	2017	2016	2015	2014	2013
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.00	$ 7.79	$ 7.98	$ 8.97	$ 9.41	$ 9.54
Income from investment operations:[b]
Net investment income (loss)[c]	0.04	0.26	-0.04	-0.07	-0.07	-0.06
Net realized and unrealized gains (losses)	-0.14	-0.05	-0.15	-0.92	-0.37	-0.07
Total from investment operations	-0.10	0.21	-0.19	-0.99	-0.44	-0.13
Less distributions from net investment income and net foreign currency gains	-0.36	—	—	—	—	-—[d]
Net asset value, end of year	$ 7.54	$ 8.00	$ 7.79	$ 7.98	$ 8.97	$ 9.41
Total return[e]	-1.29%	2.70%	-2.38%	-11.04%	-4.68%	-1.36%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.90%	1.55%	1.47%	1.20%	1.15%	1.07%
Expenses before waiver and payments by affiliates	1.90%	1.53%	1.47%	1.20%	1.15%	1.07%[g]
Expenses net of waiver and payments by affiliates and expense reduction	1.09%	1.15%	1.19%	1.14%	1.11%	1.07%[g]
Net investment income (loss)	2.74%	3.31%	-0.47%	-0.86%	-0.73%	-0.61%
Supplemental data
Net assets, end of year (000’s)	$ 33,237	$ 35,190	$ 47,290	$ 81,638	$ 173,792	$ 265,152
Portfolio turnover rate[h]	—%	—%	—%	—%	—%	—%

a. For the period November 1, 2017 to December 31, 2017.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

f. Ratios are annualized for periods less than one year.

g. Benefit of expense reduction rounds to less than 0.01%.

h. For the period there were no sales of investments (other than short-term securities).

Class R6	Year Ended October 31,
	Year Ended December 31, 2017[a]	2017[b]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.14	$ 8.08
Income from investment operations:[c]
Net investment income[d]	0.04	0.07
Net realized and unrealized gains (losses)	-0.14	-0.01
Total from investment operations	-0.10	0.06
Less distributions from net investment income	-0.41	—
Net asset value, end of year	$ 7.63	$ 8.14
Total return[e]	-1.32%	0.74%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.73%	1.50%
Expenses before waiver and payments by affiliates	1.73%	1.48%
Expenses net of waiver and payments by affiliates and expense reduction	0.69%	0.67%
Net investment income	3.14%	3.79%
Supplemental data
Net assets, end of year (000’s)	$ 212	$ 212
Portfolio turnover rate[g]	—%	—%

a. For the period November 1, 2017 to December 31, 2017.

b. For the period August 1, 2017 (effective date) to October 31, 2017.

c. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

d. Based on average daily shares outstanding.

e. Total return is not annualized for periods less than one year.

f. Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

g. For the period there were no sales of investments (other than short-term securities).

Advisor Class		Year Ended October 31,
	Year Ended December 31, 2017[a]	2017	2016	2015	2014	2013
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.13	$ 7.90	$ 8.07	$ 9.05	$ 9.47	$ 9.56
Income from investment operations:[b]
Net investment income (loss)[c]	0.04	0.29	-0.01	-0.05	-0.04	-0.03
Net realized and unrealized gains (losses)	-0.13	-0.06	-0.16	-0.93	-0.38	-0.06
Total from investment operations	-0.09	0.23	-0.17	-0.98	-0.42	-0.09
Less distributions from net investment income and net foreign currency gains	-0.39	—	—	—	—	-—[d]
Net asset value, end of year	$ 7.65	$ 8.13	$ 7.90	$ 8.07	$ 9.05	$ 9.47
Total return[e]	-1.21%	2.91%	-2.11%	-10.83%	-4.44%	-0.94%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.65%	1.30%	1.20%	0.94%	0.87%	0.79%
Expenses before waiver and payments by affiliates	1.65%	1.28%	1.20%	0.94%	0.87%	0.79%[g]
Expenses net of waiver and payments by affiliates and expense reduction	0.84%	0.90%	0.92%	0.88%	0.83%	0.79%[g]
Net investment income (loss)	2.99%	3.56%	-0.20%	-0.60%	-0.45%	-0.33%
Supplemental data
Net assets, end of year (000’s)	$ 11,705	$ 12,772	$ 15,696	$ 25,629	$ 59,660	$ 104,673
Portfolio turnover rate[h]	—%	—%	—%	—%	—%	—%

a. For the period November 1, 2017 to December 31, 2017.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Total return is not annualized for periods less than one year.

f. Ratios are annualized for periods less than one year.

g. Benefit of expense reduction rounds to less than 0.01%.

h. For the period there were no sales of investments (other than short-term securities).

Your Account

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative (financial advisor) can help you decide.

Class A	Class R6	Advisor Class
Initial sales charge of 2.25% or less	See "Qualified Investors - Class R6" below	See "Qualified Investors - Advisor Class"
Deferred sales charge of 0.75% on purchases of $1 million or more sold within 18 months

The Fund began offering Class R6 shares on August 1, 2017.

Class A

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled "Intermediary Sales Charge Discounts and Waivers." Appendix A is incorporated herein by reference (is legally a part of this prospectus).

In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Sales Charges - Class A
when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Under $100,000	2.25	2.30
$100,000 but under $250,000	1.75	1.78
$250,000 but under $500,000	1.25	1.27
$500,000 but under $1 million	1.00	1.01

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions

Quantity discounts.   We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at franklintempleton.com/quantity-discounts. This web page can also be reached at franklintempleton.com by clicking the "Products & Planning" tab and then choosing "Quantity Discounts for Class A Shares" under "Fund Resources."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

  You, individually;
  Your "family member," defined as your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21;
  You jointly with one or more family members;
  You jointly with another person(s) who is (are) not family members if that other person has not included the value of the jointly-owned shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;
  A Coverdell Education Savings account for which you or a family member is the identified responsible person;
  A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member's Social Security number;
  A 529 college savings plan over which you or a family member has investment discretion and control;
  Any entity over which you or a family member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a family member] on which you or a family member is the authorized signer);
  A trust established by you or a family member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase). It may be necessary for you to provide your financial advisor with information and records (including account statements) of all relevant accounts invested in the Franklin Templeton funds. If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial advisor and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) plan and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Sales Charge Waivers

Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301.

Waivers for certain investors.   The following investors or investments qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

  Current employees of securities dealers that have executed a selling agreement with Franklin Templeton Distributors, Inc. (Distributors) and their affiliates and their family members, as allowed by the internal policies of their employer.
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Group annuity separate accounts offered to retirement plans.
  Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.
  Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform or self-directed investment brokerage account that may charge a transaction or other fee to customers.
  Shareholders who purchase directly from the Funds and not through any financial intermediary (i.e., Distributors is the broker of record).

Retirement plans.   Provided that Franklin Templeton Investor Services, LLC is notified, Class A shares at NAV are available for:

  Employer Sponsored Retirement Plans (“Plans” or individually, “Plan”) that invest through a record-keeper platform or third party retirement platform; or
  Any investors who purchases shares with proceeds from an IRA for which Fiduciary Trust International of the South (FTIOS) is custodian.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 0.75% CDSC on any shares you sell within 18 months of purchase.

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.45% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As set by the board of trustees (until further notice), the Fund currently pays up to 0.25% under the Class A plan, notwithstanding the higher limit provided in such plan.

We calculate the amount of these fees over a 12-month period that may differ from the Fund's fiscal year. Therefore, the amount shown from time to time in the Fund's fee table (which is based upon the Fund's fiscal year) may differ from the amount set forth in the Rule 12b-1 plan due to timing differences.

Contingent Deferred Sales Charge (CDSC)

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell any class of shares of a Franklin Templeton Investments fund, you may reinvest all or a portion of the proceeds from that sale within 90 days within the same share class without an initial sales charge. If at the time of investment your shares are registered directly with the Fund’s transfer agent: Class C or Class R shares will be reinvested in Class A shares if the account does not have an investment representative of record; and, proceeds from the earlier sale of Class Z shares from another fund may also be reinvested in Class A shares.

This reinstatement privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this reinstatement privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment.

Generally, if you paid a CDSC when you sold your Class A or Class C shares, Distributors will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment. For Class A shares reinvested with a CDSC credit, a new CDSC will apply and the CDSC holding period will begin again. For Class C shares reinvested with a CDSC credit in Class A shares, you will not receive a CDSC credit in the new Class A shares and your reinvestment will not be subject to any otherwise applicable CDSC.

Qualified Investors - Class R6

  Class R6 shares are available to the following investors:
  Employer Sponsored Retirement Plans where plan level or omnibus accounts are held on the books of Franklin Templeton Investor Services.
  Endowments; foundations; local, city and state governmental institutions; corporations; non-profit organizations that are organized as corporations; and insurance companies, (collectively “institutional investors”) when purchasing directly from a Fund. The minimum initial investment for institutional investors is $1,000,000 per Fund.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."
  Other Franklin Templeton funds and funds for which Franklin Templeton investment managers provide advisory or subadvisory services.
  Intermediaries that execute an addendum to their selling agreement acknowledging that they are acting exclusively as agents of their clients in transacting in Class R6 shares.
  Advisory Fee Programs. A registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as a “Sponsor”) that has an agreement with Distributors authorizing the sale of Fund shares and that acquires shares of the Fund for its clients in connection with a comprehensive fee or other advisory fee arrangement for which the client pays the Sponsor a fee for investment advisory services. No minimum initial investment.

Qualified Investors - Advisor Class

The following investors or investments qualify to buy Advisor Class shares of the Fund:

  Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund.
  Current employees of securities dealers that have executed a selling agreement with Distributors and their affiliates and their family members, as allowed by the internal policies of their employer.
  Current and former officers, trustees, directors, and full-time employees (and, in each case, their family members) of Franklin Templeton Investments or Franklin Templeton funds (including any foundation, trust or benefit plan maintained, owned, controlled, or established by or for any such person), consistent with our then-current policies. Minimum initial investment: $1,000 ($25 for accounts with an automatic investment plan).
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Employer Sponsored Retirement Plans (“Plans” or individually, “Plan”) that invest through a record-keeper or third party retirement platform.
  Plans with aggregate plan assets of $1 million or more invested directly with Franklin Templeton Investments funds.
  Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.
  An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customers.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."
  Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.
  Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform, or self-directed investment brokerage account that may charge a transaction or other fee to customers. Minimum initial investment $100,000.

Waivers for Exchanges between Classes of the Same Fund

Financial Intermediary Exchanges between Classes of the Same Fund. Exchanges between Classes of the same Fund as described below generally will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares. These exchange privileges are subject to termination and may be amended from time to time.

Advisory Programs Eligible for Advisor Class or Class Z shares. Class A and Class C shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Advisory Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Advisor Class shares of the same Fund under certain circumstances, including such Advisory Program’s eligibility to purchase Advisor Class shares of the Fund. Such exchange will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge. Unless otherwise permitted, any CDSC owed must be paid on Class A and C shares that you wish to exchange.

Buying Shares

MINIMUM INVESTMENTS - CLASS A

Initial
Regular accounts, UGMA/UTMA accounts, current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$ 1,000
Automatic investment plans	$ 25
Employer Sponsored Retirement Plans, SIMPLE-IRAs, SEP-IRAs, SARSEPs or 403(b) plan accounts	no minimum
IRAs, IRA rollovers, Coverdell Education Savings Plans or Roth IRAs	$ 250
Broker-dealer sponsored wrap account programs	no minimum

Please note that you may only buy shares (including the purchase side of an exchange) of a fund eligible for sale in your state or jurisdiction. The Fund and other Franklin Templeton funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. The shares offered by this prospectus may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA), and may not be directly or indirectly offered or distributed in any such country. If an investor becomes a Canadian, EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders, travelers checks or checks drawn on foreign banks as forms of payment to purchase shares.

Buying Shares

	Opening an account	Adding to an account
Through your investment representative	Contact your investment representative	Contact your investment representative
By Phone/Online (800) 632-2301 franklintempleton.com Note: certain account types are not available for online account access.

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new identically registered account by phone. To make a same day investment, your phone order must be received and accepted by us prior to 1 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier. Any orders after that time will receive the next day's NAV. You may open certain new accounts online at franklintempleton.com.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and address and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

To make a same day investment, your phone or online order must be received and accepted by us prior to 1 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier. Any orders after that time will receive the next day's NAV.

By Mail	Make your check payable to the Fund. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

By Wire (800) 632-2301 or (650) 312-2000 collect

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier. Any orders after that time will receive the next day's NAV.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier. Any orders after that time will receive the next day's NAV.

By Exchange franklintempleton.com	Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)	Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

Franklin Templeton Investor Services
P.O. Box 33030
St. Petersburg, FL 33733-8030
Call toll-free: (800) 632-2301
or visit us online 24 hours a day,
7 days a week, at franklintempleton.com

Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and send it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040
Retirement Services	(800) 527-2020

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Retirement Plans

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications, may require special forms for redemptions, and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at (800) 527-2020.

Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most Franklin Templeton funds’ prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. We have the right (but have no obligation) to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe the caller is not an individual authorized to act on the account. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can choose not to register for online privileges. Additionally, if you don’t want telephone privileges, or want to discontinue telephone/online privileges at any time please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality (such as the possibility that your personal information may be stolen or sold to others by third parties).

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or contact us for instructions.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you are currently eligible for the $500,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

Selling Shares

You can sell your shares at any time. To make a same day redemption, the redemption request must be received and accepted by us prior to 1 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier. Any orders after that time will receive the next day’s NAV. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  you are selling more than $100,000 worth of shares
  you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee when: we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Retirement Plans

You may need to complete additional forms to sell shares in a FTIOS retirement plan. For participants under the age of 59 1/2, tax penalties may apply. Call Retirement Services at (800) 527-2020 for details.

Selling Shares

To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online

(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less and you do not hold share certificates, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a signature guarantee. Requests to sell your shares and send the proceeds to a pre-authorized secondary address may be requested by phone or online.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

If the bank account was added or changed without a signature guarantee within the last 15 days, you may be required to provide written instructions signed by all Fund account owners, with a signature guarantee for each Fund account owner.

If we receive your request in proper form prior to 1 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services
P.O. Box 33030, St. Petersburg, FL 33733-8030
Call toll-free: (800) 632-2301
or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

Exchanging Shares

Exchange Privilege

Class A

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares from a money fund and those shares were not charged a sales charge previously, however, a sales charge may apply.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you are a current shareholder in Advisor Class or Class Z or you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares.

Class R6

You can exchange your Class R6 shares for Class R6 shares of other Franklin Templeton funds. You also may exchange your Class R6 shares for Advisor Class shares of a fund that does not currently offer Class R6 shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales also apply to exchanges, including minimum investment amounts (except exchanges of an entire account balance). Exchanges also generally have the same tax consequences as ordinary sales and purchases.

Rejected exchanges.   If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries.   If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver.   The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive at least 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges.   If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Exchange of shares into shares of the same Fund.   The exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund. For example, this type of trading activity could interfere with the efficient management of the Fund's portfolio or materially increase the Fund's transaction costs, administrative costs or taxes.

In addition, since the Fund may invest in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.” Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the Fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the Fund’s international portfolio securities trade on foreign markets and the time as of which the Fund’s NAV is calculated (generally as of the close of the NYSE - please see “Account Policies - Calculating Share Price”). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s NAV. This can result in the value of the Fund’s shares being diluted. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage (please see "Account Policies - Security Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Since the Fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund’s NAV and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage (please see "Account Policies - Fair Valuation - Individual Securities"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Through its transfer agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other Franklin Templeton funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, “Buying and Selling Shares - Investment by asset allocators and large shareholders” in the SAI). The transfer agent may also reject any purchase or redemption request, whether or not it represents part of any ongoing trading pattern, if the Fund's investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio. In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund and the affiliated underlying funds in which the Fund invests.

Frequent trading through financial intermediaries.   You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades.   While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

Account Policies

Calculating Share Price

Class A

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time which normally coincides with the close of trading on the New York Stock Exchange (NYSE). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close or unscheduled early close, the Fund’s share price would still be determined as of 1 p.m. Pacific time/4 p.m. Eastern time. The Fund’s NAV per share for each class is readily available online at www.franklintempleton.com/performance.

Requests to buy and sell shares are processed at the NAV next calculated after we or an approved financial intermediary receive your request in proper form.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market. Prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may hold smaller, “odd lot” sizes. Odd lots may trade at lower prices than round lots.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before 1 p.m. Pacific time. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and 1 p.m. Pacific time that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to provide evaluated prices that reflect current fair market value at 1 p.m. Pacific time.

Fair Valuation – Individual Securities

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Options

The Fund values traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract’s market value.

Security Valuation – Foreign Securities – Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 1 p.m. Pacific time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 1 p.m. Pacific time on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

Security Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed before 1 p.m. Pacific time on each day that the Fund is open. Occasionally, events occur between the time at which trading in a foreign security is completed and 1 p.m. Pacific time that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time-zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time-zone arbitrage, and in accordance with procedures established and approved by the Fund’s board of trustees, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the time of the NAV calculation (1 p.m. Pacific time). If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board of trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every Funds' business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Funds, and on which the Fund’s NAV is not calculated (in which case, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares). Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the board of trustees.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500, we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and (7) Coverdell Education Savings Plan accounts.

Redemptions

Typically, the Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In unusual circumstances or under stressed market conditions, the Fund may use other methods to meet redemptions, such as the use of lines of credit or interfund lending in reliance on exemptive relief from the SEC. Also, see “Account Policies – Redemptions in Kind” for information regarding redemption requests that exceed $250,000 or 1% of the value of the Fund’s assets, whichever is less.

Redemptions in Kind

If your redemption requests during any 90-day period exceed $250,000 (or 1% of the value of the Fund’s net assets, if less), the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund. You should expect to incur transaction costs upon the disposition of the securities received in the distribution. In addition, you will bear the market risk of the securities you hold until the securities are sold.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). Upon receipt, review all account statements and written notifications after each transaction affecting your account and notify us immediately if there is a discrepancy.

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

  Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;
  Redeem Fund shares and direct the redemption proceeds to a pre-established bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise; and
  Purchase Fund shares by debiting a pre-established bank account that may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  Typically, redemptions are processed by the next business day provided the redemption request is received in proper form and good order, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund or there is another cause for delay (for example, if you sell shares recently purchased, proceeds may be delayed until your check, draft or wire/electronic funds transfer has cleared).
  The Fund may modify, suspend, or terminate telephone/online privileges at any time.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the investment manager determines it is in the best interest of the Fund, consistent with applicable law. Investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.
  You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
  To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.
  For non-retirement accounts, if you are receiving a dividend, capital gains or a systematic withdrawal plan payment in cash, and at least three consecutive checks remain uncashed for at least six months, the Fund reserves the right to change your distribution option to reinvest future distributions or discontinue your systematic withdrawal plan.

Dealer Compensation

Class A

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" of the "Management and Other Services" section in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's investment manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

Commission (%)	--
Investment under $100,000	2.00
$100,000 but under $250,000	1.50
$250,000 but under $500,000	1.00
$500,000 but under $1 million	0.85
$1 million or more	up to 0.75
12b-1 fee to dealer	0.251, [2]

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

2. Under the Distribution Plan for Class A, the Fund may pay up to 0.45% to Distributors or others, out of which 0.20% generally will be retained by Distributors for its distribution expenses. The board of trustees has currently determined to set such fees under the Plan at 0.25% (until further notice), thus reducing the amount that will be retained by Distributors.

Purchases of Certain Share Classes through Financial Intermediaries (Class R6 and Advisor Class)   There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Other financial intermediary compensation   Except with respect to Class R6 shares, Distributors may make marketing support payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers and other financial intermediaries, such as banks, insurance companies, or plan administrators, in connection with their efforts to educate financial advisors or provide other services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. In the case of any one intermediary, marketing support payments will generally not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that intermediary, on an annual basis. For an intermediary exceeding $15 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments exceeding 0.05% of such assets. For an intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Except with respect to Class R6 shares, Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund’s Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying financial intermediary’s sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the financial intermediary’s relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund’s transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may, in addition to marketing support payments, pay or allow other promotional incentives or payments to financial intermediaries, such as payments related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton mutual funds, and data analytics and support.

Sales of Fund shares, as well as shares of other mutual funds in Franklin Templeton Investments, is not considered a factor in the selection of financial intermediaries to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by financial intermediaries that sell Fund shares is not considered marketing support payments to such financial intermediaries.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number
Shareholder Services	(800) 632-2301
Fund Information	(800) DIAL BEN (800) 342-5236
Retirement Services	(800) 527-2020
Advisor Services	(800) 524-4040
Hearing Impaired Assistance	For hearing impaired assistance, please contact us via a Relay Service.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020

For More Information

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

Appendix A to the Prospectus -- Intermediary Sales Charge Discounts and Waivers
Contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is a separate document and is incorporated herein by reference (is legally a part of this prospectus).

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov.

One Franklin Parkway San Mateo, CA 94403-1906 (800) DIAL BEN®/342-5236 franklintempleton.com	For hearing impaired assistance, please contact us via a Relay Service.
Investment Company Act file #811-04450
© 2018 Franklin Templeton Investments. All rights reserved.

Appendix A

Intermediary Sales Charge Discounts and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load (charge) waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts.  Please see the section entitled “Fund Details – Your Account – Choosing a Share Class – Class A, & C” for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.

CLASS A AND CLASS C PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

CLASS A PURCHASES THROUGH MORGAN STANLEY

Morgan Stanley Wealth Management clients purchasing Class A shares are entitled to a waiver of the front-end load in the following additional circumstances:

1.   Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans does not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

2.   Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

3.   Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

4.   Shares purchased through a Morgan Stanley self-directed brokerage account

5.   Class C (level load) share positions that are converted to a Class A share in the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

6.   Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load.

CLASS A AND CLASS C PURCHASES THROUGH AMERIPRISE FINANCIAL

Automatic exchange of Class C shares.  Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•     Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•     Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•     Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•     Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•     Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date.  To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•     Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•     Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•     Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Statement of Additional Information
Templeton Global Currency Fund Franklin Templeton Global Trust May 1, 2018

Class A	Class R6	Advisor Class
ICPHX	FGCQX	ICHHX

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated May 1, 2018, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to shareholders, for the fiscal year ended December 31, 2017, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/342-5236.

CONTENTS
Goal, Strategies and Risks
Officers and Trustees
Fair Valuation and Liquidity
Proxy Voting Policies and Procedures
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings

  Mutual funds, annuities, and other investment products:
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  are not deposits or obligations of, or guaranteed or endorsed by, any bank; and
  are subject to investment risks, including the possible loss of principal.

P.O. Box 33030, St. Petersburg, FL 33733-8030
(800) DIAL BEN®/342-5236

412 SAI 05/18

Goal, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell an investment because circumstances change and the investment no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio investments will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing as described herein or unless otherwise noted herein.

Incidental to the Fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment the Fund owns, the Fund may receive securities (including convertible securities, warrants and rights), real estate or other investments that the Fund normally would not, or could not, buy. If this happens, the Fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

For more information about the restrictions of the Investment Company Act of 1940 (1940 Act) on the Fund with respect to borrowing and senior securities, see “Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing” below.

Fundamental Investment Policies

The Fund may not:

1.  Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2.  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Non-Fundamental Investment Policies

The Fund's investment goal is to seek total return through investments that create exposure to global currencies. The Fund’s investment goal is non-fundamental, which means it may be changed by the board of trustees without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s investment goal.

Under normal market conditions, the Fund invests at least 80% of its net assets in securities and investments that create exposure to currencies of any country, including debt obligations of any maturity, money market instruments, cash deposits and derivative instruments. For the purposes of this non-fundamental policy, the "net assets" of the Fund means the Fund's net assets, plus the amount of any borrowing for investment purposes. Shareholders will be given at least 60 days' advance notice of any change to this 80% investment policy. To the extent that the Fund achieves exposure to global currencies by investing in currency forward contracts and currency futures contracts, such exposure will be counted for purposes of this 80% investment policy.

Under normal market conditions, the Fund invests its assets in instruments that create exposure to currencies of at least three different countries (including the United States). The Fund may invest without limitation across developed and emerging market currencies and invests at least 40% of its net assets in securities and other investments that create exposure to foreign currencies.

Additional Considerations

Below is a description of various types of money market instruments that the Fund may buy. Other types of money market instruments may become available that are similar to those described below and in which the Fund also may invest if consistent with its investment goal and policies.

  money market instruments including short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, money market funds (including affiliated money market funds) and other short-term liquid instruments money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union, and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions)

The Fund also may:

  conduct currency exchange transactions on a spot basis
  invest up to 10% of its net assets in illiquid securities
  invest in derivative instruments, including currency and interest rate/bond futures contracts, options on interest rate/bond futures contracts, currency forward contracts, credit default swaps, inflation indexed swaps, interest rate swaps, options on interest rate swap agreements and options on currencies.
  enter into repurchase agreements
  invest in instruments that create exposure to the currencies of any country, including developed, emerging or frontier market currencies.
  invest in debt securities that are rated below investment grade (investment grade are those rated in the top four rating categories by at least one independent rating agency such as Standard & Poor's (S&P®) or Moody's Investors Service (Moody's), or unrated debt that the investment manager deems to be of comparable quality)
  invest in shares of an affiliated money market fund
  invest up to 5% of net assets in credit-linked notes
  invest up to 5% of net assets in collateralized debt obligations invest in inflation-indexed securities, including U.S. Treasury Inflation-Protected Securities (TIPS)
  invest in zero coupon bonds and pay-in-kind bonds

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody's Investors Service (Moody's) and Standard & Poor's Financial Services (S&P®), as well as securities that are unrated.

The value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund's shares may also change with movements in the money market instruments and currency markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund:

Bank obligations     Bank obligations include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time and savings deposits, bank notes and bankers' acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank "accepts" a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund's investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation (FDIC).

Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.

The Fund’s investments in bank obligations may be negatively impacted if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits). The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Borrowing     The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted "senior securities," the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets.     Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match; otherwise an appropriate amount of assets will be segregated consistent with (2) above. Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

The Asset Segregation Policies provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund’s ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Callable securities     Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security's interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Collateralized debt obligations     Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity (SPE) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.

Common varieties of CDOs include the following:

Collateralized loan obligations.     Collateralized loan obligations (CLOs) are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans.

Collateralized bond obligations.     Collateralized bond obligations (CBOs) are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities.

Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.

In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield. The riskiest portion is the “equity” tranche which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete). Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and may be rated investment grade. Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during periods of market volatility. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing the Fund to trade CDOs with other qualified institutional investors under Rule 144A. To the extent such investments are characterized as illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.

All tranches of CDOs, including senior tranches with high credit ratings, can experience, and at times many have experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class. In the past, prices of CDO tranches have declined considerably. The drop in prices was initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk) described elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act. CDOs generally charge management fees and administrative expenses that the shareholders of the Fund would pay indirectly.

Credit-linked notes     Credit-linked notes (CLNs) are typically set-up as a "pass-through" note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one to one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity.

In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair.

Currency transactions     Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Fund also enters into forward currency contracts, options on currencies and currency futures contracts (together, foreign currency derivatives) which are described more fully under "Derivative instruments."

The investment manager may invest the Fund’s assets in a combination of foreign currency derivatives and U.S. dollar-denominated money market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency- denominated instrument. This management technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the investment manager is trying to replicate. For example, the combination of U.S. dollar-denominated instruments with “long" foreign currency derivatives creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid and may also be used when the investment manager believes it may be more efficient than a direct investment in a foreign currency-denominated instrument.

In addition, when the investment manager believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to buy or sell, as appropriate, an amount of the foreign currency either: a) approximating the value of some or all of its portfolio securities denominated in such foreign currency; or b) necessary to derive a level of additional income that the Fund’s investment manager seeks to achieve for the Fund.

For hedging purposes, the investment manager may use foreign currency derivatives to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of foreign currency derivatives with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a foreign currency derivative on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Fund is not required to enter into foreign currency derivatives for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It is also possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Because the Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Fund values its assets daily in U.S. dollars, it may not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Currency risks     Exchange rates fluctuate for a number of reasons. Depending on the currency and the point in time, some factors may outweigh others in determining the course of exchange rate movements.

Inflation.     The most fundamental reason exchange rates change is to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade deficits.     Countries with trade deficits tend to experience a depreciating currency. Often, inflation is the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest rates.     High interest rates tend to boost currency values in the short run by making such currencies more attractive to investors. Since high interest rates are often the result of high inflation, however, long-term results may be the opposite.

Budget deficits and low savings rates.     Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can “flood” the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses to cope with its deficits and debt by means of inflation.

Political factors.     Political instability in a country can cause its currency to depreciate. If the country appears a less desirable place in which to invest and do business, demand for the country's currency is likely to fall.

Government control.     Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of the Fund’s investments is calculated in U.S. dollars. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s net asset value per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Debt securities - general description     In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer's principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest:

Bonds.     A bond is a debt security in which investors lend money to an entity that borrows for a defined period of time, usually a period of more than five years, at a specified interest rate.

Commercial paper.     Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.

Debentures.     A debenture is an unsecured debt security backed only by the creditworthiness of the borrower, not by collateral.

Bills.     A bill is a short-term debt instrument, usually with a maturity of two years or less.

Notes.     A note is a debt security usually with a maturity of up to ten years.

For purposes of the discussion in this SAI of the risks of investing in debt securities generally, loans or other short-term instruments, which otherwise may not technically be considered securities, are included.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Fund's investment manager attempts to reduce credit and market risk through diversification of the Fund's portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

Defaulted debt securities     If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower or increase the Fund's net asset value. Defaulted securities may lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund may incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities is generally considered speculative and may expose the Fund to similar risks as an investment in high-yield debt.

The Fund is also not required to sell a debt security that has defaulted if the investment manager believes it is advantageous to continue holding the security.

Derivative instruments     Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a "reference instrument") and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used for “hedging,” which means that they may be used when the investment manager seeks to protect the Fund's investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund's portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the investment manager's ability to gauge relevant market movements.

Derivative instruments may be used for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the board of trustees or the Fund’s investment manager.

Because some derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires investment companies to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. The obligation to cover or segregate such assets is described more fully under "Borrowing" in this SAI.

Exclusion of investment manager from commodity pool operator definition.     With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the investment manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the investment manager would withdraw its notice claiming an exclusion from the definition of a CPO, and the investment manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Currency forward contracts.     A currency forward contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific non-U.S. currency in exchange for another non-U.S. currency and may be used when the price of one of those non-U.S. currencies is expected to experience a substantial movement against the other non-U.S. currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, the Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security. In addition, when the Fund's investment manager believes that a specific foreign currency may experience a substantial movement against another foreign currency, the Fund may enter into a cross currency forward contract to buy or sell, as appropriate, an amount of the foreign currency either: (a) approximating the value of some or all of its portfolio securities denominated in such currency (this investment practice generally is referred to as “cross-hedging”); (b) designed to derive a level of additional income or return that the Fund’s investment manager seeks to achieve for the Fund; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. The Fund may also engage in “proxy hedging.” Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to perform similarly to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar and therefore another currency is used as a “proxy” for such currency.

At the maturity of a currency or cross currency forward, the Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” "Comprehensive swaps regulation" and “Developing government regulation of derivatives.” Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund's ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a CPO.

Risks of currency forward contracts.     The successful use of these transactions will usually depend on the investment manager's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures contracts.     Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. For more information about swap agreements generally, see “Swaps” below. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (FCM), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts.     The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the investment manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts.     Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see "Options" below.

Risks of options on futures contracts.     The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options.     An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options.     As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the investment manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options.     Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options).     If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter (OTC) options.     Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The Fund understands that the staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities and that the assets segregated to cover the Fund's obligation under an OTC option on securities it has written are considered illiquid. Pending a change in the staff’s position, the Fund will treat such OTC options on securities and “covering” assets as illiquid and subject to the Fund’s limitation on illiquid securities.

Risks of options.     The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

Swaps.     Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund's obligations will be accrued on a daily basis.

Comprehensive swaps regulation.     The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps.     In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin.

Cleared swaps.     Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (SEF) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Credit default swaps.     The "buyer" of protection in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a payment by the "seller" that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is either the par amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps.     An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party's obligation is based on an interest rate fixed to maturity while the other party's obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, LIBOR versus commercial paper) or on different terms of the same benchmark (for example, one-month LIBOR versus three-month LIBOR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund's exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease the Fund's exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps.     An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Options on swap agreements.     An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

Risks of swaps generally.     The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Fund’s investment manager, under the supervision of the board of trustees, is responsible for determining and monitoring the liquidity of the Fund's swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds' identities as intended.

Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps.     Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps.     As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which are likely to impose higher margin requirements on uncleared swaps.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions.     The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a Combined Transaction) when, in the opinion of the investment manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the investment manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Developing government regulation of derivatives.     The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Foreign securities (non-U.S.)     For purposes of the Fund's prospectus and SAI, "foreign securities" refers to non-U.S. securities. There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments, including sanctions imposed by other countries or governmental entities, that could affect investments in securities of issuers in foreign nations. There is no assurance that the investment manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries' legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian.

To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the Fund's assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

On June 23, 2016, the United Kingdom voted via referendum to leave the European Union (EU), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On March 29, 2017, the United Kingdom invoked a treaty provision that sets out the basics of a withdrawal from the EU and provides that negotiations must be completed within two years, unless all EU member states agree on an extension. There is considerable uncertainty relating to the circumstances and potential consequences of an exit; how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU, which may increase market volatility across the global economy. During this period of uncertainty, the negative impact on, not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The holding of foreign securities may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies (PFICs) and the imposition of a PFIC tax on the Fund resulting from such investments.

Developing markets or emerging markets.     Investments in issuers domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets; and (ix) the possibility that when favorable economic developments occur in some developing market countries, such developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

Due to political, military or regional conflicts or due to terrorism or war, it is possible that the United States, other nations or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Countermeasures could be taken by the country’s government, which could involve the seizure of the Fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (counterparty) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet the Fund's claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Investing through the Bond Connect Program.     Foreign investors may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership.

Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.

Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.

The Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. In addition, the Bond Connect program may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund.

Frontier markets.     Frontier market countries include a sub-set of those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the MSCI World Index. These countries typically are located in the Asia-Pacific region, the Middle East, Central and South America, Eastern Europe and Africa. The risks of investing in emerging/developing markets are heightened in frontier markets, which have even less developed economies and financial systems.

Frontier market countries generally have smaller economies and less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have lower trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the price of frontier market investments. These factors make investing in frontier market countries significantly riskier than in other countries.

Governments of many frontier market countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain issuers. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if deterioration occurs in a frontier market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

There may be no centralized securities exchange or other markets on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and security holder rights may change quickly and unpredictably.

The frontier market countries in which the Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce the Fund’s returns.

Banks in frontier market countries used to hold the Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the settlement systems.

Foreign corporate debt securities.     Foreign corporate debt securities, including Samurai bonds, Yankee bonds, Eurobonds and Global Bonds, may be purchased to gain exposure to investment opportunities in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Japan by a non-Japanese company. Eurobonds are foreign bonds issued and traded in countries other than the country and currency in which the bond was denominated. Eurobonds generally trade on a number of exchanges and are issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a single payment for the entire principal at maturity with semiannual interest payments. Yankee bonds are bonds denominated in U.S. dollars issued by foreign banks and corporations, and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.

Foreign currency exchange rates.     Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund's share price, income and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It will be more difficult for the investment manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in U.S. dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund's income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund's exposure to foreign securities losses.

Foreign governmental and supranational debt securities.     Investments in debt securities of governmental or supranational issuers are subject to all the risks associated with investments in U.S. and foreign securities and certain additional risks.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank and the European Economic Community.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country's economy as a whole, the sovereign debtor's policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country's access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.

High-yield debt securities     High-yield or lower-rated debt securities (also referred to as "junk bonds") generally are securities that have been rated below Baa3 or BBB- by independent rating organizations such as Moody's or S&P and are considered below investment grade. These securities generally have greater risk with respect to the payment of interest and repayment of principal, or may be in default and are often considered to be speculative and involve greater risk of loss because they are generally unsecured and are often subordinated to other debt of the issuer.

Adverse publicity, investor perceptions, whether or not based on fundamental analysis, or real or perceived adverse economic and competitive industry conditions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities. The Fund relies on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of lower-rated securities. In such evaluations, the investment manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. There can be no assurance the investment manager will be successful in evaluating the creditworthiness of an issuer or the value of high yield debt securities generally.

The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher-rated debt securities, but more sensitive to economic downturns or individual adverse corporate developments. Market anticipation of an economic downturn or of rising interest rates, for example, could cause a decline in lower-rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Similarly, the impact of individual adverse corporate developments, or public perceptions thereof, will be greater for lower-rated securities because the issuers of such securities are more likely to enter bankruptcy. If the issuer of lower-rated debt securities defaults, the Fund may incur substantial expenses to seek recovery of all or a portion of its investments or to exercise other rights as a security holder. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Lower-rated debt securities frequently have call or buy-back features that allow an issuer to redeem the securities from their holders. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, the Fund will be exposed to prepayment risk.

The markets in which lower-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at desirable prices to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-rated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales, which may limit the Fund's ability to rely on such quotations.

Some lower-rated debt securities are sold without registration under federal securities laws and, therefore, carry restrictions on resale. While many of such lower-rated debt securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund also may incur extra costs when selling restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

High-yield, fixed-income securities acquired during an initial underwriting involve special credit risks because they are new issues. The investment manager will carefully review the issuer's credit and other characteristics.

The credit risk factors described above also apply to high-yield zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest periodically until maturity, zero coupon bonds and similar securities will not make any interest or principal payments until the cash payment date or maturity of the security. If the issuer defaults, the Fund may not obtain any return on its investment.

Illiquid securities     Generally, an "illiquid security" is any security that cannot be disposed of partially or in full in the ordinary course of business within seven days at approximately the amount at which the Fund has valued the instrument. Illiquid securities generally include securities for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act). If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent the investment manager determines there is a liquid institutional or other market for restricted securities, the Fund considers them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The Fund's board will review on a periodic basis any determination by the investment manager to treat a restricted security as liquid. In determining whether a restricted security is properly considered a liquid security, the investment manager takes into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid securities is that they may be more difficult to sell if the Fund wants to dispose of the security in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize a security's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain security, issuer, or sector due to overall limitations on its ability to invest in illiquid securities and the difficulty in purchasing such securities.

Inflation-indexed securities     Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation. Two structures are common for inflation-indexed securities. The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested. Other issuers pay out the inflation as it accrues as part of a semiannual coupon. Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income. Where the accrued amount is added to the principal and no cash income is received until maturity, the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.

An investor could experience a loss of principal and income on investments in inflation-indexed securities. In a deflationary environment, the value of the principal invested in an inflation-indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment. Because the interest on an inflation-indexed security is calculated with respect to the amount of principal which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.

In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal. If the return of principal is not guaranteed, the investor may receive less than the amount it originally invested in an inflation-indexed security following a period of deflation. Any guarantee of principal provided by a party other than the U.S. government will increase the Fund's exposure to the credit risk of that party.

The value of inflation-indexed securities is generally expected to change in response to changes in "real" interest rates. The real interest rate is the rate of interest that would be paid in the absence of inflation. The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation. If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund's investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable consumer inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. To the extent that the Fund invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Fund's interests in industries and sectors minimally affected by changes in the cost of living.

Investment company securities     The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The Fund may also invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

Investment grade debt securities     Investment grade debt securities are securities that are rated at the time of purchase in the top four ratings categories by one or more independent rating organizations such as S&P (rated BBB- or better) or Moody’s (rated Baa3 or higher) or, if unrated, are determined to be of comparable quality by the Fund’s investment manager. Generally, a higher rating indicates the rating agency's opinion that there is less risk of default of obligations thereunder including timely repayment of principal and payment of interest. Debt securities in the lowest investment grade category may have speculative characteristics and more closely resemble high-yield debt securities than investment-grade debt securities. Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating agencies apply to the purchase or sale of investment grade debt securities.

Repurchase agreements     Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank, broker-dealer or other counterparty and then to sell the securities back to such counterparty on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain un-invested. The counterparty must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The investment manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the investment manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund's investment restriction on illiquid securities.

Securities lending     To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers (referred to as "borrowers"). In exchange, the Fund receives cash collateral from a borrower at least equal to the value of the security loaned by the Fund. Cash collateral typically consists of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and generally retains part or all of the interest earned on the cash collateral. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income.

For each loan, the borrower usually must maintain with the Fund's custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board (i.e., banks or broker-dealers that the investment manager has determined are not apparently at risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan). In addition, pursuant to the 1940 Act and SEC interpretations thereof, the aggregate market value of securities that may be loaned by the Fund is limited to 33 1/3% of the Fund's total assets or such lower limit as set by the Fund or its board.

Structured investments     Structured investments are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of a security or securities and then issuing that restructured security. Restructuring involves the deposit with, or purchase by, an entity (such as a corporation or trust) of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments.

Subordinated classes typically have higher yields and present greater risks than unsubordinated classes. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. The risks associated with investing in a structured investment are usually tied to the risks associated with investing in the underlying instruments and securities. The risks will also depend upon the comparative subordination of the class held by the Fund, relative to the likelihood of a default on the structured investment. To the extent that the Fund is exposed to default, the Fund's structured investment may involve risks similar to those of high-yield debt securities. Structured investments typically are sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are deemed to be illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. The Fund will indirectly pay its portion of these fees in addition to the fees associated with the creation and marketing of the underlying instruments and securities. If an active investment management component is combined with the underlying instruments and securities in the structured investment, there may be ongoing advisory fees which the Fund's shareholders would indirectly pay.

Temporary investments     When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests. Temporary defensive investments can and do experience defaults. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund's assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

Unrated debt securities     Not all debt securities or their issuers are rated by rating agencies, sometimes due to the size of or manner of the securities offering, the decision by one or more rating agencies not to rate certain securities or issuers as a matter of policy, or the unwillingness or inability of the issuer to provide the prerequisite information and fees to the rating agencies. Some debt securities markets may have a disproportionately large number of unrated issuers.

In evaluating unrated securities, the investment manager may consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although unrated debt securities may be considered to be of investment grade quality, issuers typically pay a higher interest rate on unrated than on investment grade rated debt securities. Less information is typically available to the market on unrated securities and obligors, which may increase the potential for credit and valuation risk.

U.S. government securities     U.S. government securities include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by the Government National Mortgage Association (GNMA). A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government. Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable rate securities     Variable rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the debt security. Floating rate securities, adjustable rate securities and inverse floating rate securities (referred to as "inverse floaters") are types of variable rate securities. An adjustable rate security is a debt security with an interest rate which is adjusted according to a formula that specifies the interval at which the rate will be reset and the interest rate index, benchmark or other mechanism upon which the reset rate is based. A floating rate debt security has a rate of interest which is usually established as the sum of a base lending rate (e.g., the London Inter-Bank Offered Rate (LIBOR), the U.S. Prime Rate, the Prime Rate of a designated U.S. bank or the certificate of deposit rate) plus a specified margin. The interest rate on prime rate-based loans and securities floats periodically as the prime rate changes. The interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating rate securities will permit the borrower to select an interest rate reset period of up to one year.

Some variable rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries at or about the time the interest rate is reset. If the Fund purchases a variable rate security with a put feature and market movements make exercise of the put unattractive, the Fund will forfeit the entire amount of any premium paid plus related transaction costs.

Movements in the relevant index or benchmark on which adjustments are based will affect the interest paid on these securities and, therefore, the current income earned by the Fund and the securities' market value. The degree of volatility in the market value of the variable rate securities held by the Fund will generally increase along with the length of time between adjustments, the degree of volatility in the applicable index, benchmark or base lending rate and whether the index, benchmark or base lending rate to which it resets or floats approximates short-term or other prevailing interest rates. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the security. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively.

During periods when short-term interest rates move within the caps and floors of the security held by the Fund, the interest rate of such security will reset to prevailing rates within a short period. As a result, the fluctuation in market value of the variable rate security held by the Fund is generally expected to be limited.

In periods of substantial short-term volatility in interest rates, the market value of such debt securities may fluctuate more substantially if the caps and/or floors prevent the interest rates from adjusting to the full extent of the movements in the market rates during any one adjustment period or over the term of the security. In the event of dramatic increases in interest rates, any lifetime caps on these securities may prevent the securities from adjusting to prevailing rates over the term of the security. In either the case of caps or floors, the market value of the securities may be reduced.

The income earned by the Fund and distributed to shareholders will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus the Fund's income will be more unpredictable than the income earned on similar investments with a fixed rate of interest.

Zero coupon, deferred interest and pay-in-kind bonds     Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (cash payment date). Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

Pay-in-kind bonds are debt securities that provide for interest payments to be made in a form other than cash, generally at the option of the issuer. Common forms include payment of additional bonds of the same issuer or an increase in principal underlying the pay-in-kind bonds. To the extent that no cash income will be paid for an extended period of time, pay-in-kind bonds resemble zero coupon or deferred interest bonds and are subject to similar influences and risks.

For accounting and federal tax purposes, holders of bonds issued at a discount, such as the Fund, are deemed to receive interest income over the life of the bonds even though the bonds do not pay out cash to their holders before maturity or the cash payment date. That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

The following is a description of the general risks associated with the Fund's investing in debt securities:

Credit     Debt securities are subject to the risk of an issuer's (or other party's) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund's ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market's perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the investment manager or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors' interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party's ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody's or S&P to help describe the creditworthiness of the issuer.

Debt securities ratings     The investment manager performs its own independent investment analysis of securities being considered for the Fund's portfolio, which includes consideration of, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The investment manager also considers the ratings assigned by various investment services and independent rating agencies, such as Moody's and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under "Description of Ratings."

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor's ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency's current opinion of an obligor's overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency's prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Income     The Fund is subject to income risk, which is the risk that the Fund's income will decline during periods of falling interest rates, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon a sale of a debt security. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature, are prepaid or are sold, the Fund may have to re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation     The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest rate     The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund's average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Prepayment     Debt securities, especially bonds that are subject to "calls," such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been "called" or "prepaid" will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security's issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

The following is a description of other risks associated with the Fund's investments:

Focus     The greater the Fund's exposure to (or focus on) any single type of investment – including investment in a given industry, sector, country, region, or type of security – the greater the impact of adverse events or conditions in such industry, sector, country, region or investment will have on the Fund's performance. To the extent the Fund has greater exposure to any single type of investment, the Fund's potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

The Fund's exposure to such industries, sectors, regions and other investments may also arise indirectly through the Fund's investments in debt securities (e.g., mortgage or asset-backed securities) that are secured by such investments. Similar risks associated with focusing on a particular type of investment may result if real properties and collateral securing the Fund's investments are located in the same geographical region or subject to the same risks or concerns.

Inside information     The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities.

Liquidity     Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer's securities were more widely held. The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect the Fund’s ability to accurately value its investments.

The market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

Management     The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's share price.

The investment manager selects investments for the Fund based in part on information and data that the issuers of such securities file with various government agencies or make directly available to the investment manager or that the investment manager obtains from other sources. The investment manager is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the investment manager relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market     The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Non-Diversification     A non-diversified fund for purposes of the 1940 Act may, with respect to more than 25% of its assets, invest more than 5% of its assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer and/or own more than 10% of the outstanding voting securities of any one issuer. However, the Fund intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, the Fund will not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, will not invest more than 5% of its total assets in any one issuer or more than 10% of the issuer's outstanding voting securities. These limitations do not apply to U.S. government securities and securities issued by regulated investment companies. If applicable federal income tax requirements are revised, the Fund may change its diversification policies without obtaining shareholder approval.

Because a non-diversified fund generally invests a greater portion of its assets in the securities of one or more issuers and/or invests overall in a smaller number of issuers than a diversified fund, the Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence or to the financial results of a single issuer than a more diversified fund might be. Similarly, the Fund's credit risk increases as more of the Fund's assets are invested in a smaller number of issuers.

Portfolio turnover     Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of the Fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled "Portfolio Turnover" and "Financial Highlights" of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued. The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the investment manager that may increase portfolio turnover include increased merger and acquisition activity, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

During periods of rapidly declining interest rates, the rate of prepayments on portfolio investments may increase rapidly. When this happens, "sales" of portfolio securities are increased due to the return of principal to the Fund followed by purchases of new portfolio securities to replace the "sold" ones.

The rate of bond calls by issuers of fixed-income debt securities may increase as interest rates decline. This causes "sales" of called bonds by the Fund and the subsequent purchase of replacement investments.

In addition, redemptions, subscriptions or exchanges by investors may require the liquidation or acquisition of portfolio securities. Changes in particular portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each calendar quarter. Commentaries and other materials that may reference specific holdings information of the Fund as of the most recent calendar quarter end are also subject to the same 20-day lag requirement. Other descriptive information, such as the Fund's top 10 holdings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed at franklintempleton.com.

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: JPMorgan Chase Bank; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Schiff Hardin, LLP; Proxy Voting Services: Egan-Jones Proxy Services, Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: Donnelley Financial Solutions, Inc. or GCOM Solutions, Inc.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

  The recipient agrees to keep confidential, and to limit the dissemination of, any portfolio holdings information received.
  The recipient agrees not to trade on the non-public information received, including some or all of the following: (1) agreeing not to purchase or sell any portfolio securities based on any information received; (2) agreeing not to trade against any U.S. registered Franklin or Templeton fund, including the Fund; (3) agreeing not to knowingly engage in any trading practices that are adverse to any such fund; and (4) agreeing not to trade in shares of any such fund.
  The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information, (2) is prohibited from trading on the information received, including (a) purchasing or selling any portfolio securities based on any information received; (b) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (c) knowingly engaging in any trading practices that are adverse to any such fund; and (d) trading in shares of any such fund that is substantially similar to the offshore fund, and (3) agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton. In addition, an offshore fund may release information regarding the top contributors and detractors to such fund’s portfolio performance monthly to those recipients who have executed a non-disclosure agreement containing the provisions described above, or who have confirmed electronically its agreement to such provisions. Country-specific offshore funds that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, are not subject to the restrictions imposed by the policy.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds and commingled trusts maintained by a Franklin Templeton trust company. In certain circumstances, such unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or his/her designee. Under such circumstances the release of portfolio holdings information to a client or potential client of the unregistered private fund may be permissible. In circumstances where an unregistered private fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor in the private fund is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in the private fund), and (2) is prohibited from trading on the information received, including (a) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (b) knowingly engaging in any trading practices that are adverse to any such fund; and (c) trading in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of the private fund.

Some F-T Managers serve as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund. Such other funds are not subject to the Fund's portfolio holdings release policy. The sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

In addition, some F-T Managers also serve as investment managers to separate accounts, which are subject to the Fund’s policy with respect to the release of the separate account’s holdings to consultants and potential clients. Separate accounts that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, however, are not subject to the restrictions imposed by the policy.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Fund has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years, number of portfolios overseen in the Franklin Templeton fund complex and other directorships held during at least the past five years are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1993	139	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	139	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/ Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2005 and Lead Independent Trustee since 2016	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2007	139	The Southern Company (energy company) (2014 - present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 - present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	26	None
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	40	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (as a sole practitioner) (1972-2008) and member of various boards.

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Gregory E. Johnson[2] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

Rupert H. Johnson, Jr.[3] (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	139	None
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President - AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2016 and Vice President since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and a major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor.

The Trust's independent board members constitute the sole independent board members of 14 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $245,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust's lead independent board member is paid an annual supplemental retainer of $50,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds are paid a $10,000 annual retainer fee, together with a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to the Trust. David W. Niemiec, who serves as chairman of the Audit Committee of the Trust and such other funds receives a fee of $25,000 per year in lieu of the Audit Committee member annual retainer fee, a portion of which is allocated to the Trust. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Harris J. Ashton	33	493,000	40
Ann Torre Bates[4]	21	521,000	17
Mary C. Choksi	32	513,000	40
Edith E. Holiday	27	538,000	40
Michael J. Luttig	21	525,000	40
David W. Niemiec	29	518,000	17
Larry D. Thompson	15	508,000	40
Constantine D. Tseretopoulos	21	205,000	14
Robert E. Wade[4]	15	578,000	17

1. The Fund changed its fiscal year from October 31 to December 31. The trustee compensation is for the fiscal year ended December 31, 2017.

2. For the calendar year ended December 31, 2017.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

4. Ann Torre Bates and Robert E. Wade are also independent board members of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for the Trust.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2017.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Ann Torre Bates	None	Over $100,000
Mary C. Choksi	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
David W. Niemiec	None	Over $100,000
Larry D. Thompson	None	Over $100,000
Constantine D. Tseretopoulos	None	Over $100,000
Robert E. Wade	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000

Board committees     The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Ann Torre Bates, J. Michael Luttig, David W. Niemiec and Constantine D. Tseretopoulos. The Nominating Committee is comprised of the following independent trustees of the Trust: Edith E. Holiday, J. Michael Luttig and Larry D. Thompson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices at 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the Investment Company Act of 1940 (1940 Act); and (g) the written consent of each person recommended to serve as a board member of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the period November 1, 2017 to December 31, 2017, the Audit Committee met once and the Nominating Committee did not meet.

Board role in risk oversight     The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues, either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure     Seventy-five percent or more of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the board is also served by a lead independent board member. The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members. The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications     Information on the Fund's officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund's board. As indicated, Harris J. Ashton has served as a chief executive officer of a NYSE-listed public corporation; Ann Torre Bates has served as chief financial officer of a major corporation and as a board member of a number of public companies; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and eleven years of experience as Executive Vice President and General Counsel of a major public company; David W. Niemiec has been a chief financial officer of a major corporation; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Robert E. Wade has had more than thirty years' of experience as a solo practicing attorney; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.

Fair Valuation and Liquidity

The Fund’s board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The Fund’s administrator has formed a Valuation Committee (VC) to oversee these obligations. The VC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles     The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.     The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies.     The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.     A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.     The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.     The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.     Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues.     The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.     The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access.     In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance.     Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities.     From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services

Investment manager and services provided     The Fund's investment manager is Franklin Advisers, Inc. The investment manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The investment manager also selects the brokers who execute the Fund's portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance.

The investment manager and its affiliates manage numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its investment manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees     The Fund pays the investment manager a fee based on the average daily net assets of the Fund equal to an annual rate of:

  0.65% of the value of net assets up to and including $500 million;
  0.60% of the value of net assets in excess of $500 million;

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

The Fund's fiscal year end changed from October 31 to December 31. For the period from November 1, 2017 to December 31, 2017, the Fund paid no management fees; management fees before any advance waivers totaled $51,273. For the fiscal year ended October 31 set forth below, the Fund paid the following management fees:

Management Fees Paid ($)[1]
2017	156,003
2016	325,689
2015	882,688

1. For the fiscal years ended October 31, 2017, 2016 and 2015, management fees, before any reduction, totaled $353,028, $560,079, and $971,971 respectively. Under an agreement by the investment manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

Portfolio managers     This section reflects information about the portfolio managers as of December 31, 2017.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Michael Hasenstab	17	54,488.7	43[3]	68,860.9	19[3]	5,772.4
Sonal Desai	5	6,027.9	13	52,506.4	0	N/A

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

3. Dr. Hasenstab manages pooled investment vehicles with $6,629.5 million in assets with a performance fee and other accounts with $3,653.4 million in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.     The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.     The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Each portfolio manager’s compensation consists of the following three elements:

Base salary     Each portfolio manager is paid a base salary.

Annual bonus     Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation     Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.     The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Hasenstab	$1 - $10,000
Sonal Desai	None

Administrator and services provided     Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees     The investment manager pays FT Services a monthly fee equal to an annual rate of:

  0.150% of the Fund's average daily net assets up to and including $200 million;
  0.135% of average daily net assets over $200 million, up to and including $700 million;
  0.100% of average daily net assets over $700 million, up to and including $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

The Fund's fiscal year end changed from October 31 to December 31. For the period from November 1, 2017 to December 31, 2017, FT Services was paid $11,801 for its services provided to the Fund. For the periods ended October 31 set forth below, FT Services was paid the following administration fees:

Administration Fees Paid ($)
2017	81,502
2016	128,958
2015	224,179

Shareholder servicing and transfer agent     Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class R6 shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class R6 shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Securities lending agent     The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, JPMorgan Chase Bank serves as the Fund’s securities lending agent (Securities Lending Agent).

For the fiscal year ended December 31, 2017, the Fund did not lend any of its securities.

Custodian     JPMorgan Chase Bank, at its principal office at 270 Park Avenue, New York, NY 10017-2070, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Independent Registered Public Accounting Firm     PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Fund's Annual Report to shareholders.

Portfolio Transactions

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority (FINRA), it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the period November 1, 2017 to December 31, 2017, the Fund did not pay any brokerage commissions.

As of December 31, 2017, the Fund did not own securities issued by its regular broker-dealers.

Distributions and Taxes

Effective December 31, 2017, as approved by the board of trustees at a meeting held on May 23, 2017, the Fund’s fiscal year end was changed to December 31. As a result, the Fund experienced a shortened fiscal year covering the transitional period between the Fund’s previous fiscal year end, October 31, 2017, and December 31, 2017.

The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders, some of which may not be described in the Fund’s prospectus. No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the prospectus are not intended as a substitute for careful tax planning.

The following discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI, including any amendments to the Code resulting from 2017 legislation commonly known as the Tax Cuts and Jobs Act. Future legislative, regulatory or administrative changes, including any provisions of law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Multi-class distributions     The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes and Class R6 transfer agency fees.

Distributions     The Fund intends to declare and pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Distributions of net investment income.     The Fund receives income generally in the form of interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates.

Distributions of capital gains.     The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are generally taxable at the reduced long-term capital gains tax rates. For single individuals with taxable income not in excess of $38,600 in 2018 ($77,200 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $425,800 or $479,000, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $425,800 and married individuals filing jointly with taxable income in excess of $479,000. The taxable income thresholds are adjusted annually for inflation. An additional 3.8% Medicare tax may also be imposed as discussed below.

Returns of capital.     If the Fund's distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains.     The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Investments in foreign securities     The following paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

Foreign income tax.     Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Effect of foreign debt investments on distributions.     Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

Information on the amount and tax character of distributions     The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends reported by the Fund to shareholders, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. Such characterization will not result in more income being reported to you, but rather will allow the Fund to report dividends in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may report and distribute to you:

  as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or as an interest-related, short-term capital gain, or capital gain dividend if you are a non-U.S. investor a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend"     At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This tax treatment is required even if you reinvest your distributions in additional Fund shares. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.” For example, if you buy 500 shares in a fund on December 10th at the fund's net asset value (NAV) of $10 per share, and the fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.

Election to be taxed as a regulated investment company     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement.     The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement.     The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

Asset diversification test.     The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers     The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely, subject to certain limitations, to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010.

Excise tax distribution requirements

Required distributions.     To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98.2% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years.     Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, the Fund may calculate its earnings and profits without regard to such net capital loss in order to make its required distribution of capital gain net income for excise tax purposes. The Fund also may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss” includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. The Fund may only elect to treat any post-October capital loss, specified gains and specified losses incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Medicare tax     An additional 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Any liability for this additional Medicare tax is reported by you on, and paid with, your federal income tax return.

Sales of Fund shares     Sales and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, you are required to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Under current law, shares held one year or less are short-term and shares held more than one year are long-term. The conversion of shares of one class into another class of the same fund is not a taxable exchange for federal income tax purposes. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Sales at a loss within six months of purchase.     Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales.     All or a portion of any loss that you realize on the sale or exchange of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale or exchange. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis.     In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

  In your original purchase of Fund shares, you paid a sales charge and received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Reportable transactions.     Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Cost basis reporting     Beginning in calendar year 2012, the Fund is required to report the cost basis of Fund shares sold or exchanged to you and the IRS annually. The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares, including any front-end sales charges, and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Capital gains and losses on the sale or exchange of Fund shares are generally taxable transactions for federal and state income tax purposes.

Shares acquired on or after January 1, 2012.     Cost basis reporting is generally required for Fund shares that are acquired by purchase, gift, inheritance or other transfer on or after January 1, 2012 (referred to as “covered shares”), and subsequently sold or exchanged on or after that date. Cost basis reporting does not apply to sales or exchanges of shares acquired before January 1, 2012, or to shares held in money market funds that maintain a stable $1 net asset value and tax-deferred accounts, such as individual retirement accounts and qualified retirement plans.

Cost basis methods.     Treasury regulations permit the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are treated as sold or exchanged when there are multiple purchases at different prices and the entire position is not sold at one time.

The Fund’s default method is the average cost method. Under the average cost method, the cost basis of your Fund shares will be determined by averaging the cost basis of all outstanding shares. The holding period for determining whether gains and losses are short-term or long-term is based on the first-in-first-out method (FIFO) which treats the earliest shares acquired as those first sold or exchanged.

If you wish to select a different cost basis method, or choose to specifically identify your shares at the time of each sale or exchange, you must contact the Fund. However, once a shareholder has sold or exchanged covered shares from the shareholder’s account, a change by the shareholder from the average cost method to another permitted method will only apply prospectively to shares acquired after the date of the method change.

Under the specific identification method, Treasury regulations require that you adequately identify the tax lots of Fund shares to be sold, exchanged or transferred at the time of each transaction. An adequate identification is made by providing the dates that the shares were originally acquired and the number of shares to be sold, exchanged or transferred from each applicable tax lot. Alternatively, an adequate identification of shares may be made with a standing order of instruction on your account. If you do not provide an adequate identification the Fund is required to use the FIFO method with any shares with an unknown acquisition date treated as sold or exchanged first.

The Fund does not recommend any particular cost basis method and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax or financial advisor to determine which method is best for you and then notify the Fund if you intend to use a method other than average cost.

If your account is held by your financial advisor or other broker-dealer, that firm may select a different cost basis default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

Shares acquired before January 1, 2012.     Cost basis reporting is not generally required for Fund shares that were acquired by purchase, gift, inheritance or other transfer prior to January 1, 2012 (referred to as “noncovered shares”), regardless of when they are sold or exchanged. As a service to shareholders, the Fund presently intends to continue to provide shareholders cost basis information for eligible accounts for shares acquired prior to January 1, 2012. Consistent with prior years, this information will not be reported to the IRS or any state taxing authority.

Shareholders that use the average cost method for shares acquired before January 1, 2012 must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election cannot be made by notifying the Fund.

Important limitations regarding cost basis information.     The Fund will report the cost basis of your Fund shares by taking into account all of the applicable adjustments required by the Code for purposes of reporting cost basis information to shareholders and the IRS annually. However the Fund is not required, and in many cases the Fund does not possess the information, to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided with respect to covered or noncovered shares, and make any additional basis, holding period or other adjustments that are required by the Code when reporting these amounts on their federal and state income tax returns. Shareholders remain solely responsible for complying with all federal and state income tax laws when filing their income tax returns.

Additional information about cost basis reporting.     For additional information about cost basis reporting, including the methods and elections available to you, please contact Franklin Templeton Investments at (800) DIAL BEN/342-5236. Additional information is also available on franklintempleton.com/costbasis.

Tax certification and backup withholding     Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, you may be subject to federal backup withholding at 24%, and state backup withholding may also apply, on a portion of your taxable distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

U.S. government securities     The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividends and the corporate dividends-received deduction     For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at long-term capital gain tax rates. For single individuals with taxable income not in excess of $38,600 in 2018 ($77,200 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $425,800 or $479,000, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $425,800 and married individuals filing jointly with taxable income in excess of $479,000. An additional 3.8% Medicare tax may also be imposed as discussed above.

“Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend (or in the case of certain preferred stocks, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning after December 31, 2017.) Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Each year the Fund will report to shareholders the portion of the income dividends paid by the Fund that are eligible for treatment as qualified dividend income, if any, and for the corporate dividends-received deduction, if any. The amounts reported to shareholders may vary significantly each year depending on the particular mix of the Fund’s investments. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of its income dividends will be qualifying dividend income or dividends eligible for the corporate dividends-received deduction. If the percentage of qualified dividend income or dividend income eligible for the corporate dividends-received deduction is quite small, the Fund reserves the right to not report the small percentage of qualified dividend income for individuals or income eligible for the corporate dividends-received deduction for corporations.

Investment in complex securities     The Fund’s investment in certain complex securities could subject it to one or more special tax rules (including, but not limited to, the wash sale rules), which may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments to the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or tax character of the Fund’s distributions to shareholders. Moreover, because the tax rules applicable to complex securities, including derivative financial instruments, are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

In general.     Gain or loss recognized by the Fund on the sale or other disposition of its portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Derivatives.     The Fund may invest in certain derivative contracts, including some or all of the following types of investments: options on securities and securities indices; financial and futures contracts; options on financial or futures contracts and stock index futures; foreign currency contracts, and forward and futures contracts on foreign currencies. The tax treatment of certain forward and futures contracts entered into by the Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable, even though the Fund continues to hold the contracts. The Fund may be required to distribute this income and gains annually in order to avoid income or excise taxes on the Fund. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Constructive sales.     The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Securities lending transactions.     The Fund may obtain additional income by lending its securities, typically to brokers. All amounts that are paid to the Fund in a securities lending transaction, including substitute dividend or interest payments, are treated as a “fee” for the temporary use of property. As a result, any substitute dividend payments received by the Fund are neither qualified dividend income eligible for taxation at reduced long-term capital gain rates in the case of individual shareholders nor eligible for the corporate dividends received deduction in the case of corporate shareholders. Similarly, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign taxes to shareholders.

Tax straddles.     If the Fund invests in certain derivative instruments, if it actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, or if it engages in spread, straddle or collar transactions, it could be deemed to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Structured investments.     The Fund may invest in instruments that are designed to restructure the investment characteristics of a security or securities, such as certain structured notes, swap contracts, or swaptions. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

Credit-linked securities.     The Fund may enter into credit-linked securities including debt securities represented by an interest in or collateralized by one or more corporate debt obligations, or into credit default swap agreements. The rules governing the tax aspects of credit-linked securities that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner that it deems to be appropriate, the IRS might not accept such treatment, and may require the Fund to modify its treatment of these investments. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

Certain fixed-income investments.     Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount, including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore an investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default.     The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Inflation indexed securities.     The principal amount of inflation indexed securities purchased by the Fund will adjust for inflation which may cause the Fund to recognize income or loss. The inflation adjustment to the principal generally is subject to tax in the year that the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received, and is treated as original issue discount in such year. Any interest payable on the inflation indexed security is accrued by the Fund. Increases in the indexed principal in a given year and accrued interest will cause the Fund to distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed securities issued with more than a prescribed de minimis amount of discount or premium.

State income taxes     Some state tax codes adopt the Code through a certain date. As a result, such conforming states may not have adopted the version of the Code as amended by enactment of 2017 legislation commonly known as the Tax Cuts and Jobs Act, the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the Code.

The tax information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid, cost basis information with respect to shares redeemed or exchanged, and records maintained by the Fund with respect to the cost basis of Fund shares, will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not necessarily on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. If your account is held by your financial advisor or other broker, contact that firm with respect to any state information reporting requirements applicable to your investment in the Fund. Under the current California Revenue and Taxation Code, certain funds are required to report tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to an investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton Investments provides additional tax information on franklintempleton.com (under the Tax Center) to assist shareholders with the preparation of their federal and state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors     Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general.     The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. Exemptions from U.S. withholding tax are provided for capital gains realized on the sales of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains, and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. “Qualified interest income” includes, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

However, notwithstanding such exemptions from U.S. withholding tax at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Effectively connected income.     Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax.     An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on the value of the Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. A transfer certificate is not required for property administered by an executor or administrator appointed, qualified and acting within the United States. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), an affidavit from the executor of the estate or other authorized individual along with additional evidence requested by the IRS relating to the decedent’s estate evidencing the U.S. situs assets may be provided in lieu of a federal transfer certificate. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Tax certification and backup withholding as applied to non-U.S. investors.     Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 24% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. In certain instances, Form W-8BEN may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Non-U.S. investors must advise the Fund of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN to avoid the prospective application of backup withholding.

Foreign Account Tax Compliance Act     Under the Foreign Account Tax Compliance Act (FATCA), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a 30% withholding tax on: (a) income dividends paid by the Fund, and (b) after December 31, 2018, certain capital gain distributions, return-of-capital distributions and the gross proceeds from the redemption or exchange of Fund shares paid by the Fund. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information either (i) to the Fund, or other applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization, Voting Rights and Principal Holders

The Fund is a non-diversified series of Franklin Templeton Global Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in November 1985 and reorganized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 1, 1996, and is registered with the SEC. On August 19, 2016, the Fund's name was changed from Templeton Hard Currency Fund to Templeton Global Currency Fund.

The Fund currently offers three classes of shares, Class A, Class R6 and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

  Templeton Global Currency Fund - Class A
  Templeton Global Currency Fund - Class R6
  Templeton Global Currency Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of April 2, 2018, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address	Share Class	Percentage (%)
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	A	6.78
National Financial Services LLC* Attn: Mutual Fund Department 4th Flr 499 Washington Boulevard Jersey City, NJ 07310-1995	A	11.21
TD Ameritrade Inc* P.O. Box 2226 Omaha, NE 68103-2226	A	5.23
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	A	10.64
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97BR0 4800 Deer Lake Drive East FL 2 Jacksonville, FL 32246-6484	A	5.07
Vanguard Fiduciary Trust Company* Attn: Investment Services P.O. Box 2600 VM L20 Valley Forge, PA 19482-2600	R6	64.82
Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	R6	35.16
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	Advisor	8.84
National Financial Services LLC* Attn: Mutual Fund Department 4th Flr 499 Washington Boulevard Jersey City, NJ 07310-1995	Advisor	19.88
Peter A Langerman 11 Arlene CT Short Hills, NJ 07078-1112	Advisor	10.20
TD Ameritrade Inc* P.O. Box 2226 Omaha, NE 68103-2226	Advisor	9.10
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	Advisor	12.41
American Enterprise Investment SVC* 707 2nd Avenue South Minneapolis, MN 55402-2405	Advisor	6.84
Raymond James* Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	Advisor	6.79
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97BR0 4800 Deer Lake Drive East FL 2 Jacksonville, FL 32246-6484	Advisor	9.04

*For the benefit of its customer(s).

To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of April 2, 2018, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class of the Fund. The board members may own shares in other funds in Franklin Templeton Investments.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

The Fund and other U.S. registered investment companies within the Franklin Templeton Investments fund complex are intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. Shares of the Fund may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. If an investor becomes a Canadian resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA). The shares offered by this prospectus may not be directly or indirectly offered or distributed in any such country. If an investor becomes an EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

If you are an investor whose investment authority is restricted by applicable law or regulation, you should consult your legal advisor to determine whether and to what extent shares of the Fund are legal investments for you. If you are a municipal investor considering the investment of proceeds from bond offerings, you should consult with expert counsel to determine the effect, if any, of various payments made by the Fund, its investment manager or its principal underwriter on arbitrage rebate calculations.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by asset allocators and large shareholders     Particularly during times of overall market turmoil or price volatility, the Fund may experience adverse effects when certain large shareholders such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas) and asset allocators (who make investment decisions on behalf of underlying clients), purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

When experiencing such purchases and redemptions by large shareholders, the Fund may restrict or reject trading activity in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus.

Initial sales charges     The maximum initial sales charge is 2.25% for Class A. There is no initial sales charge for Class R6 and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI).     You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

  You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.
  You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.
  Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.
  Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

Purchases of Certain Share Classes through Financial Intermediaries (Class R6 and Advisor Class)     There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Financial intermediary compensation     Financial intermediaries may at times receive the entire sales charge. A financial intermediary who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the financial intermediary compensation table in the Fund’s prospectus.

Distributors may pay the following commissions to financial intermediaries who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% (for mutual funds with a maximum initial sales charge of 5.75%) and 0.75% (for mutual funds with a maximum initial sales charge less than 5.75%) on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more. Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the financial intermediary or set off against other payments due to the financial intermediary if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the financial intermediary.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under “The Underwriter - Distribution and service (12b-1) fees,” Distributors and/or its non-fund affiliates may make the following additional payments to financial intermediaries that sell shares of Franklin Templeton mutual funds:

Marketing support payments (applicable to all classes of shares except Class R6).     Distributors may make payments to certain financial intermediaries in connection with their efforts to educate financial advisors and provide services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. A financial intermediary’s marketing support services may include business planning assistance, advertising, educating financial intermediary personnel about Franklin Templeton mutual funds and shareholder financial planning needs, placement on the financial intermediary’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the financial intermediary. Distributors compensates financial intermediaries differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the financial intermediary. Such compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one financial intermediary, marketing support payments will generally not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that financial intermediary, on an annual basis. For a financial intermediary exceeding $15 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments exceeding 0.05% of such assets. For a financial intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about Franklin Templeton mutual funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments.

Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments.

Marketing support payments may be in addition to any servicing and other fees paid by Investor Services, as described further below and under “Management and Other Services - Shareholder servicing and transfer agent” above.

The following list includes FINRA member firms (or, in some instances, their respective affiliates) that, as of March 31, 2018, Distributors anticipates will receive marketing support payments. Any firm indicated by one asterisk receives annual marketing support payments exceeding 0.05% of the total assets of Franklin Templeton mutual funds attributable to that firm. Any firm indicated by two asterisks receives annual marketing support payments of up to a limit of 0.06% of the total assets of Franklin Templeton mutual funds attributable to that firm. In addition to member firms of FINRA, Distributors also makes marketing support payments, and Distributors’ non-fund affiliates may make administrative services payments, to certain other financial intermediaries, such as banks, insurance companies, and plan administrators, that sell mutual fund shares or provide services to Franklin Templeton mutual funds and shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

1st Global Capital Corporation, ADP Retirement Services, American Portfolios Financial Services, Inc., American Enterprise Investment Services, Inc., American United Life Insurance Company, Ascensus, Inc., AXA Advisors, LLC, BBVA Securities, Inc., Benefit Trust Company, Benjamin F. Edwards & Company, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets Inc., Citizens Securities, Inc., Commonwealth Financial Network, CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Digital Retirement Solutions, Edward D. Jones & Co., L.P. (dba Edward Jones)*, Empower Retirement, ePlan Services, Inc., Fidelity Investments Institutional Services Company, Inc., First Allied Securities, Inc., First Command Financial Planning, Inc., FPS Services LLC, FSC Securities Corporation, Goldman, Sachs & Co., Group 3 Financial, LLC, Investacorp, Inc., J.J.B. Hilliard, W.L. Lyons LLC, J.P. Morgan Securities LLC, Janney Montgomery Scott LLC, John Hancock Distributors LLC, KMS Financial Services, Inc., Legend Equities Corporation, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., Lincoln Retirement Services Company LLC, LPL Financial LLC, M&T Securities, Inc., Massachusetts Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Minnesota Life Insurance Company, MML Investors Services, LLC, Morgan Stanley, MSCS Financial Services LLC, Nationwide Financial Services, Inc., Newport Retirement Services, Inc., Northwestern Mutual Investment Services, LLC, Paychex Securities Corporation, PFS Investments Inc., PNC Investments LLC, Principal Financial Group, Prudential Insurance Company of America, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets LLC, Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Securities Service Network, Inc., Signator Investors, Inc., Sorrento Pacific Financial, LLC, Stifel, Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., TD Ameritrade Trust Company, TFS Securities, Inc., The Huntington Investment Company, The Investment Center, Inc., TIAA-CREF Individual & Institutional Services, LLC, Transamerica Advisors Life Insurance Company, Transamerica Retirement Solutions Corporation, Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., Voya Financial Advisors, Inc., Voya Institutional Plan Services LLP, Wells Fargo Advisors, LLC and Woodbury Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

In addition to marketing support payments, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors may from time to time at its expense make or allow other promotional incentives or additional payments to financial intermediaries that sell or arrange for the sale of shares of the Fund. These payments may include additional compensation to financial intermediaries, including financial intermediaries not listed above, related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton mutual funds, and data analytics and support.

Transaction support payments.     The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary or one-time payments for ancillary services such as setting up mutual funds on a financial intermediary’s mutual fund trading system.

Conference support payments.     Compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton mutual funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton mutual funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by Distributors.

Data support payments.     Compensation may include data support payments to certain holders or financial intermediaries of record for accounts in one or more of the Franklin Templeton mutual funds. A financial intermediary’s data support services may include the provision of analytical data on such accounts.

Other payments.     Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors’ guidelines and applicable law.

You should ask your financial intermediary for information about any payments it receives from Distributors and any services provided.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

Contingent deferred sales charge (CDSC) - Class A     If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months of purchase. The CDSC is 0.75% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

CDSC waivers.     The CDSC for any share class will be waived for:

  Account fees
  Redemptions by the Fund when an account falls below the minimum required account size
  Redemptions following the death of the shareholder or beneficial owner
  Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan
  Redemptions by Employer Sponsored Retirement Plans
  Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings
  Any trust or plan established as part of a qualified tuition program under Section 529 of the Code

Exchange privilege     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

In certain comprehensive fee or advisory programs that hold Class A shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares (if offered by the fund).

Systematic withdrawal plan     Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind     The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates     We will credit your shares to your Fund account and we do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

Any outstanding share certificates must be returned to the Fund if you want to sell, exchange or reregister those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes. We do not issue new share certificates if any outstanding share certificates are returned to the Fund. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to cancel it.

General information     If the Fund receives notification of the shareholder’s death or if mail is returned to the Fund by the postal service, we will consider this a request by you to change your dividend option to reinvest all future distributions until we receive new instructions. If the item of mail returned is a check, the proceeds may be reinvested in additional shares at the current day’s net asset value.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before 1 p.m. Pacific time or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after 1 p.m. Pacific time. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur. “Good order” refers to a transaction request where the investor or financial intermediary (or other person authorized to make such requests) has provided complete information (e.g., fund and account information and the dollar amount of the transaction) to enable the processing of such request.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund or its transfer agent may be required (i) pursuant to a validly issued levy, garnishment or other form of legal process, to sell your shares and remit the proceeds to a levying officer or other recipient; or (ii) pursuant to a final order of forfeiture or other form of legal process, to sell your shares and remit the proceeds to the U.S. or state government as directed.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests in any form (written, telephone, or online). We will investigate any unauthorized request that you report to us and we will ask you to cooperate with us in the investigation, which may require you to file a police report and complete a notarized affidavit regarding the unauthorized request. We will assist in the claims process, on your behalf, with other financial institutions regarding the unauthorized request.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the investment manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
Fiscal year November 1, 2017 to December 31, 2017	877	115	0
Fiscal years ended October 31.
2017	5,054	646	38
2016	12,818	1,740	0
2015	957,899	169,327	1,614

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees - Class A     The board has adopted a plan pursuant to Rule 12b-1 for the Fund's Class A shares. The plan is designed to benefit the Fund and its shareholders. The plan is expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the investment manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class and are calculated, as a percentage of such class’ net assets, over the 12-month period of February 1 through January 31. Because this 12-month period may not match the Fund’s fiscal year, the amount, as a percentage of a class’ net assets, for the Fund’s fiscal year may vary from the amount stated under the applicable plan, but will never exceed that amount during the 12-month period of February 1 through January 31.

The Fund may pay up to 0.45% per year of Class A’s average daily net assets. Notwithstanding the higher limit provided under the Class A distribution plan, as set by the board of trustees until further notice, the Fund currently may pay up to 0.25% per year of Class A's average daily net assets, the entire amount of which may be paid for services to the shareholders (service fees).

The Class A plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the plan also are consistent with Rule 12b-1.

Under the Class A plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year November 1, 2017 through December 31, 2017, were:

($)
Advertising	945
Printing and mailing prospectuses other than to current shareholders	5
Payments to underwriters	89
Payments to broker-dealers	13,399
Other	—
Total	14,438

In addition to the payments that Distributors or others are entitled to under the plan, the plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plan and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes     Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions     Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares     Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return     Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield     Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

This SEC standardized yield reflects an estimated yield to maturity for each obligation held by the Fund which takes into account the current market value of the obligation and may reflect some judgments as to the ultimate realizable value of the obligation. This SEC standardized yield should be regarded as an estimate of the Fund's current rate of investment income, and it may not equal the Fund's actual income dividend distribution rate, the income paid to a shareholder's account or the income reported in the Fund's financial statements.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Current distribution rate     Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.

Volatility     Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations     The Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has, as of March 31, 2018, over $737 billion in assets under management for more than 3 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 131 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FRANKLIN TEMPLETON GLOBAL TRUST

FILE NOS. 033-01212

& 811-04450

PART C

OTHER INFORMATION

Item 28. Exhibits
The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a)	Agreement and Declaration of Trust

(i) Amended and Restated Agreement and Declaration of Trust dated May 21, 2007 Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A File No. 033-01212 Filing Date: March 6, 2008

(ii)

Certificate of Amendment of Agreement and Declaration of Trust of Franklin Templeton Global Trust dated October 21, 2008

Filing: Post-Effective Amendment No. 34 to Registration Statement on Form N-1A

File No. 033-01212

Filing Date: February 24, 2012

(b)	By-Laws

(i) Amended and Restated By-Laws dated May 21,2007 Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A File No. 033-01212 Filing Date: March 6, 2008

(ii)

Amendment effective February 1, 2018 to the By-Laws of Franklin

Templeton Global Trust

Filing: Post-Effective Amendment No. 52 to Registration Statement on Form N-1A

File No. 033-01212

Filing Date: February 26, 2018

(c)	Instruments Defining Rights of Security Holders

(i)

Amended and Restated Agreement and Declaration of Trust

(a) Article III, Shares

(b) Article V, Shareholders’ Voting Powers and Meetings

(c) Article VI, Net Asset Value, Distributions, Redemptions and Transfers

(d) Article VIII, Certain Transactions: Section 4

(e) Article X, Miscellaneous – Section 4

(ii)

Amended and Restated By-Laws

(a) Article II, Meetings of Shareholders

(b) Article VI, Records and Reports: Section 1, 2 and 3

(c) Article VII, General Matters: Section 3, 4, 6, 7

(d) Article VIII, Amendment: Section 1

(iii) Part B, Statement of Additional information – Item 22

(d)	Investment Advisory Contracts

(i)

Investment Management Agreement between Registrant and Franklin Advisers, Inc. dated August 28, 1996

Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A

File No. 033-01212

Filing Date: February 27, 1998

(ii)

Addendum to Investment Management Agreement dated April 1, 2013 between Registrant and Franklin Adviser, Inc. dated August 28, 1996

Filing: Post-Effective Amendment No.38 to the Registration Statement on Form N-1A

File No. 033-01212

Filing Date: February 27, 2014

(e)	Underwriting Contracts

(i)

Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated January 1, 2011

Filing: Post-Effective Amendment No.32 to the Registration Statement on Form N-1A

File No. 033-01212

Filing Date: February 25, 2011

(ii)

Forms of Selling Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated May 1, 2010

Filing: Post-Effective Amendment No.32 to the Registration Statement on Form N-1A

File No. 033-01212

Filing Date: February 25, 2011

(f)	Bonus or Profit Sharing Contracts

Not Applicable

(g)	Custodian Agreements

(i)

Custody Agreement between JPMorgan Chase Bank and Franklin Templeton Global Trust dated November 15, 1993

Filing: Post Effective Amendment No. 14 to

Registration Statement on Form N-1A

File No. 033-01212

Filing Date: December 29, 1995

(ii)

Amendment dated May 1, 2001 to the Custody Agreement between Registrant and JPMorgan Chase Bank

Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A

File No. 033-01212

Filing Date: February 26, 2002

(h)	Other Material Contracts

(i)

Amended and Restated Subcontract for Fund Administrative Services dated February 28, 2012 and amended as of May 1, 2014 between Franklin Advisers, Inc. and Franklin Templeton Services, LLC

Filing: Post-Effective Amendment No. 48

Statement on Form N-1A

File No. 033-01212

Filing Date: February 27, 2017

(ii)

Amended and Restated Transfer Agent and Shareholder Services Agreement between Registrant and Franklin Templeton Investor Services, LLC dated November 1, 2017

Filing: Post-Effective Amendment No. 52 to Registration Statement on Form N-1A

File No. 033-01212

Filing Date: February 26, 2018

(i)	Legal Opinion

(i) Legal Opinion and Consent of Counsel dated December 14, 1998 Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A File No. 033-01212 Filing Date: December 31, 1998

(j)	Other Opinions

(i) Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements

Not Applicable

(l)	Initial Capital Agreements

Not Applicable

(m)	Rule 12b-1 Plan

(i)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 31 to

Registration Statement on Form N-1A

File No. 033-01212

Filing Date: December 30, 2009

(n)	Rule 18f-3 Plan

(i) Multiple Class Plan on behalf of Templeton Global Currency Fund

(p)	Code of Ethics

(i) Code of Ethics dated May 1, 2013 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A File No. 033-01212 Filing Date: February 26, 2015

(q)	Power of Attorney

(i) Powers of Attorney dated December 7, 2017 Filing: Post-Effective Amendment No. 52 to Registration Statement on Form N-1A File No. 033-01212 Filing Date: February 26, 2018

Item 29.    Persons Controlled by or Under Common Control with Fund

None

Item 30.    Indemnification

The Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

Item 31.    Business and Other Connections of the Investment Adviser

The officers and directors of Franklin Advisers, Inc. (Advisers), the Registrant's investment manager, also serve as officers and/or directors for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments.  For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.    Principal Underwriters

(a)   Franklin/Templeton Distributors, Inc. (Distributors, also acts as principal underwriter of shares of:

Franklin Alternative Strategies Fund

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin ETF Trust

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Managed Trust

Franklin Municipal Securities Trust

Franklin Mutual Series Fund

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton ETF Trust

Franklin Templeton International Trust

Franklin Templeton Money Fund Trust

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Institutional Fiduciary Trust

Templeton China World Fund

Templeton Developing Markets Trust

Templeton Funds

Templeton Global Investment Trust

Templeton Global Opportunities Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds

(b) The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No.008-05889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33.    Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 or its shareholder services agent, Franklin Templeton Investor Services, LLC at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 34.    Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.    Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fort Lauderdale and the State of Florida, on the 26th day of April 2018.

FRANKLIN TEMPLETON GLOBAL TRUST

(Registrant)

BY:   /s/Lori A. Weber

Lori A. Weber

Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Christopher J. Molumphy* Christopher J. Molumphy	President and Chief Executive Officer-Investment Management Dated: April 26, 2018

Matthew T. Hinkle* Matthew T. Hinkle	Chief Executive Officer-Finance and Administration Dated: April 26, 2018

Robert G. Kubilis* Robert G. Kubilis	Chief Financial Officer and Chief Accounting Officer Dated: April 26, 2018

Harris J. Ashton* Harris J. Ashton	Trustee Dated: April 26, 2018

Ann Torre Bates*	Trustee
Ann Torre Bates Mary C. Choksi* Mary C. Choksi	Dated: April 26, 2018 Trustee Dated: April 26, 2018

Edith E. Holiday* Edith E. Holiday	Trustee Dated: April 26, 2018

Gregory E. Johnson* Gregory E. Johnson	Trustee Dated: April 26, 2018

Rupert H. Johnson, Jr.* Rupert H. Johnson, Jr.	Trustee Dated: April 26, 2018

J. Michael Luttig* J. Michael Luttig	Trustee Dated: April 26, 2018

David W. Niemiec* David W. Niemiec	Trustee Dated: April 26, 2018

Larry D. Thompson* Larry D. Thompson	Trustee Dated: April 26, 2018

Constantine D. Tseretopoulos*	Trustee
Constantine D. Tseretopoulos	Dated: April 26, 2018

Robert E. Wade*	Trustee
Robert E. Wade	Dated: April 26, 2018

*By:  /s/ Lori A. Weber

Lori A. Weber, Attorney-in-Fact

(Pursuant to Power of Attorney previously filed)

FRANKLIN TEMPLETON GLOBAL TRUST

REGISTRATION STATEMENT

EXHIBIT INDEX

The following exhibits are attached:

Exhibit No.	Description

EX-99.(j)(i)	Consent of Independent Registered Public Accounting Firm

EX-99.(n)(i)	Multiple Class Plan on behalf of Templeton Global Currency Fund